THE AMENDED AND RESTATED BY-LAWS

                                       OF

                     JOHN HANCOCK PREFERRED INCOME FUND III


                          JANUARY 24, 2003, AS AMENDED

                                 AUGUST __, 2003
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                                      -ii-

BOSTON 1717231v4


ARTICLE I  Definitions............................................................................................1

ARTICLE II  Offices...............................................................................................1
         Section 2.1.  Principal Office...........................................................................1
         Section 2.2.  Other Offices..............................................................................1

ARTICLE III  Shareholders.........................................................................................1
         Section 3.1.  Meetings...................................................................................1
         Section 3.2.  Annual Meetings............................................................................1
         Section 3.3.  Special Meetings...........................................................................1
         Section 3.4.  Notice of Meetings.........................................................................4
         Section 3.5.  Proxies....................................................................................4
         Section 3.6.  Nominations and Proposals by Shareholders..................................................5
         Section 3.7.  Abstentions and Broker Non-Votes...........................................................7
         Section 3.8.  Inspection of Records......................................................................7
         Section 3.9.  Action without Meeting.....................................................................7

ARTICLE IV  Trustees..............................................................................................7
         Section 4.1.  Meetings of the Trustees...................................................................7
         Section 4.2.  Quorum and Manner of Acting................................................................8

ARTICLE V  Committees.............................................................................................8
         Section 5.1.  Executive and Other Committees.............................................................8
         Section 5.2.  Meetings, Quorum and Manner of Acting......................................................8

ARTICLE VI  Officers..............................................................................................9
         Section 6.1.  General Provisions.........................................................................9
         Section 6.2.  Election, Term of Office and Qualifications................................................9
         Section 6.3.  Removal....................................................................................9
         Section 6.4.  Powers and Duties of the Chairman..........................................................9
         Section 6.5.  Powers and Duties of the Vice Chairman.....................................................9
         Section 6.6.  Powers and Duties of the President.........................................................9
         Section 6.7.  Powers and Duties of Vice Presidents......................................................10
         Section 6.8.  Powers and Duties of the Treasurer........................................................10
         Section 6.9.  Powers and Duties of the Secretary........................................................10
         Section 6.10.  Powers and Duties of Assistant Officers..................................................10
         Section 6.11.  Powers and Duties of Assistant Secretaries...............................................10
         Section 6.12.  Compensation of Officers and Trustees and Members of the Advisory Board..................10

ARTICLE VII  Shares of Beneficial Interest.......................................................................11
         Section 7.1.  Share Certificates........................................................................11
         Section 7.2.  Transfers of Pledged Shares...............................................................11
         Section 7.3.  Regulations...............................................................................11
         Section 7.4.  Lost, Destroyed or Mutilated Certificates.................................................12


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ARTICLE VIII  Terms of Auction Preferred Shares..................................................................12
         Section 8.1.  Designation...............................................................................12
         Section 8.2.  Definitions...............................................................................14
         Section 8.3.  Investment Company Act Preferred Share Asset Coverage and Preferred
                  Shares Basic Maintenance Amount Coverage.......................................................35
         Section 8.4.  Dividends.................................................................................37
         Section 8.5.  Liquidation Rights........................................................................44
         Section 8.6.  Redemption................................................................................45
         Section 8.7.  Voting Rights.............................................................................49
         Section 8.8.  Other Restrictions........................................................................54
         Section 8.9.  Auction Procedures........................................................................56

ARTICLE IX  Terms of Common Shares...............................................................................67
         Section 9.1.  Designation...............................................................................67
         Section 9.2.  Common Shares.............................................................................67

ARTICLE X  Fiscal Year...........................................................................................67

ARTICLE XI  Seal.................................................................................................68

ARTICLE XII  Sufficiency And Waivers of Notice...................................................................68

ARTICLE XIII  Amendments.........................................................................................68
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                                       ii
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                              AMENDED AND RESTATED

                                   BY-LAWS OF

                     JOHN HANCOCK PREFERRED INCOME FUND III

                                 August __, 2003

         The Amended and Restated By-Laws (the "By-Laws") of the John Hancock Preferred Income Fund III (the "Fund") have been adopted pursuant to the authority granted by Section 4.2 of the Fund's Agreement and Declaration of Trust (the "Declaration of Trust") dated January 24, 2003 and filed in the Office of the Secretary of The Commonwealth of Massachusetts.

                                   ARTICLE I

                                   Definitions
                                   -----------

         All capitalized terms have the respective meanings given them in the Declaration of Trust of John Hancock Preferred Income Fund III dated January 24, 2003, as amended or restated from time to time.

                                   ARTICLE II

                                     Offices
                                     -------

     Section 2.1. Principal Office. Until changed by the Trustees, the principal office of the Trust shall be in Boston, Massachusetts.

     Section 2.2. Other Offices. The Trust may have offices in such other places without as well as within The Commonwealth of Massachusetts as the Trustees may from time to time determine.

                                  ARTICLE III

                                  Shareholders
                                  ------------

     Section 3.1. Meetings. (a) Meetings of the Shareholders of the Trust or a Series or Class thereof shall be held as provided in the Declaration of Trust or required by the 1940 Act at such place within or without The Commonwealth of Massachusetts as the Trustees shall designate.

     Section 3.2. Annual Meetings. Annual meetings of the Shareholders of the Trust or a Series or Class thereof shall be held on such date and at such place within or without the Commonwealth of Massachusetts as the Trustees shall designate.

     Section 3.3. Special Meetings.

          (a) Special meetings of the Shareholders may be called at any time by the Chairman, the President or the Trustees. Subject to subsection (c) of this Section 3.3, a special meeting of Shareholders shall also be called by the Secretary of the Trust upon the written request of the Shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

          (b) Any Shareholder of record seeking to have Shareholders request a special meeting shall, by sending written notice to the Secretary (the "Record Date Request Notice") by registered mail, return receipt requested, request the Trustees to fix a record date to determine the Shareholders entitled to request a special meeting (the "Requested Record Date"). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more Shareholders of record as of the date of signature (or their duly authorized agents), shall bear the date of signature of each such Shareholder (or other agent) and shall set forth all information relating to each such Shareholder that must be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-8 thereunder. Upon receiving the Record Date Request Notice, the Trustees may fix a Requested Record Date. The Requested Record Date shall not precede and shall not be more than ten (10) days after the close of business on the date on which the resolution fixing the Requested Record Date is adopted by the Trustees. If the Trustees, within thirty (30) days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Requested Record Date and make a public announcement of such Requested Record Date, the Requested Record Date shall be the close of business on the 30th after the first date on which the Record Date Request Notice is received by the Secretary.

          (c) In order for any Shareholder to request a special meeting, one or more written requests for a special meeting signed by Shareholders of record (or their duly authorized agents) as of the Requested Record Date entitled to cast not less than a majority (the "Special Meeting Percentage") of all of the votes entitled to be cast at such meeting (the "Special Meeting Request") shall be delivered to the Secretary. In addition, the Special Meeting Request shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to the matters set forth in the Record Date Request Notice received by the Secretary), shall bear the date of signature of each such Shareholder (or other agent) signing the Special Meeting Request, shall set forth the name and address, as they appear in the Trust's books, of each Shareholder signing such request (or on whose behalf the Special Meeting Request is signed) and the class and number of shares of the Trust which are owned of record and beneficially by each such Shareholder, shall be sent to the Secretary by registered mail, return receipt requested, and shall be received by the Secretary within sixty (60) days after the Request Record Date. Any requesting Shareholder may revoke his, her or its request for a special meeting at any time by written revocation delivered to the Secretary.

          (d) The Secretary shall inform the requesting Shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Trust's proxy materials). The Secretary shall not be required to call a special meeting upon Shareholder request and such meeting shall not be held unless, in addition to the documents required by paragraphs (b) and (c) of this Section 2, the Secretary receives payment of such reasonably estimated cost prior to the mailing of any notice of the meeting.

          (e) Except as provided in the next sentence, any special meeting shall be held at such place, date and time as may be designated by the President, Chairman or Trustees, whoever has called the meeting. In the case of any special meeting called by the Secretary upon the request of Shareholders (a "Shareholder Requested Meeting"), such meeting shall be held at such place, date and time as may be designated by the Trustees; provided, however, that the date of any Shareholder Requested Meeting shall be not more than ninety
     (90) days after the record date for such meeting (the "Meeting Record Date"); and provided further that if the Trustees fail to designate, within thirty (30) days after the date that a valid Special Meeting Request is actually received by the Secretary (the "Delivery Date"), a date and time for a Shareholder Requested Meeting, then such meeting shall be held at 2:00 p.m. Eastern Time on the 90th day after the date the request for such meeting is actually received by the Trust or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Trustees fail to designate a place for a Shareholder Requested Meeting within thirty (30) days after the Delivery Date, then such meeting shall be held at the principal executive offices of the Trust. In fixing a date for any special meeting, the President, Chairman or Trustees may consider such factors as he, she, or they deem(s) relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for a meeting and any plan of the Trustees to call an annual meeting or a special meeting. In the case of any Shareholder Requested Meeting, if the Trustees fail to fix a Meeting Record Date that is a date within thirty (30) days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date.

          (f) If at any time as a result of written revocations of requests for the special meeting, Shareholders of record (or their duly authorized agents) as of the Request Record Date entitled to cast less than the Special Meeting Percentage shall have delivered and not revoked requests for a special meeting, the Secretary may refrain from mailing the notice of the meeting or, if the notice of the meeting has been mailed, the Secretary may revoke the notice of the meeting at any time before ten (10) days prior to the meeting if the Secretary has first sent to all other requesting Shareholders written notice of such revocation and of intention to revoke the notice of the meeting. Any request for a special meeting received after a revocation by the Secretary of a notice of a meeting shall be considered a request for a new special meeting.

          (g) The Chairman, the President or the Trustees may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Trust for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the Secretary. For the purpose of permitting the inspectors to perform such review, no such purported request shall be deemed to have been delivered to the Secretary until the earlier of (i) five (5) Business Days after receipt by the Secretary of such purported request and (ii) such date as the independent inspectors certify to the Trust that the valid requests received by the Secretary represent at least a majority of the issued and outstanding shares of stock that would be entitled to vote at such meeting. Nothing contained in this paragraph (g) shall in any way be construed to suggest or imply that the Trust or any Shareholder shall not be entitled to contest the validity of any request, whether during or after such five (5) Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

     Section 3.4. Notice of Meetings. Notice of all meetings of the Shareholders, stating the time, place and purposes of the meeting, shall be given by the Trustees by mail or telegraphic means to each Shareholder at his address as recorded on the register of the Trust mailed at least seven (7) days before the meeting, provided, however, that notice of a meeting need not be given to a Shareholder to whom such notice need not be given under the proxy rules of the Commission under the 1940 Act and the Securities Exchange Act of 1934, as amended. Any adjourned meeting may be held as adjourned without further notice. No notice need be given to any Shareholder who shall have failed to inform the Trust of his current address or if a written waiver of notice, executed before or after the meeting by the Shareholder or his attorney thereunto authorized, is filed with the records of the meeting.

     Section 3.5. Proxies. At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for verification prior to the time at which such vote shall be taken. A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting or telegraphic transmission) by the Shareholder or the Shareholder's attorney-in-fact. Proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote. Each whole share shall be entitled to one vote as to any matter on which it is entitled by the Declaration of Trust to vote and fractional shares shall be entitled to a proportionate fractional vote. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy, including a photographic or similar reproduction thereof and a telegram, cablegram, wireless or similar transmission thereof, purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or the legal control of any other person as regards the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The placing of a Shareholder's name on a proxy pursuant to telephonic or electronically transmitted instructions obtained pursuant to procedures reasonably designed to verify that such instructions have been authorized by such Shareholder shall constitute execution of such proxy by or on behalf of such Shareholder.


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



Section 3.6.      Nominations and Proposals by Shareholders.
                  -----------------------------------------

          (a) Annual Meetings of Shareholders. Nominations of persons for election as a Trustee and the proposal of business to be considered by the Shareholders may be made at an annual meeting of Shareholders (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Trustees or (iii) by any Shareholder of the Trust who was a Shareholder of record both at the time of giving of notice provided for in this Section 3.6(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this
     Section 3.6(a). For nominations for election to the Trustees or other business to be properly brought before an annual meeting by a Shareholder pursuant to this Section 3.6(a), the Shareholder must have given timely notice thereof in writing to the Secretary of the Trust and such other business must otherwise be a proper matter for action by Shareholders. To be timely, a Shareholder's notice must be delivered to the Secretary at the principal executive office of the Trust by not later than the close of business on the 90th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting nor earlier than the close of business on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the anniversary date of the mailing of the notice for the preceding year's annual meeting, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Trust. In no event shall the public announcement of a postponement of the mailing of the notice for such annual meeting or of an adjournment or postponement of an annual meeting to a later date or time commence a new time period for the giving of a Shareholder's notice as described above. A Shareholder's notice to be proper must set forth (i) as to each person whom the Shareholder proposes to nominate for election or reelection as a trustee (A) the name, age, business address and residence address of such person, (B) the class and number of shares of stock of the Trust that are beneficially owned or owned of record by such person and (C) all other information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); (ii) as to any other business that the Shareholder proposes to bring before the meeting, a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder (including any anticipated benefit to the Shareholder therefrom) and of each beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the Shareholder giving the notice and each beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such Shareholder, as they appear on the Trust's stock ledger and current name and address, if different, and of such beneficial owner, and (y) the class and number of shares of stock of the Trust which are owned beneficially and of record by such Shareholder and such beneficial owner. Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 7 to the contrary, in the event that the number of trustees to be elected to the Board of Trustees is increased and there is no public announcement by the Trust of such action or specifying the size of the increased Trustees at least one hundred (100) days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, a Shareholder's notice required by this Section 3.6(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if the notice is delivered to the Secretary at the principal executive offices of the Trust not later than the close of business on the 10th day immediately following the day on which such public announcement is first made by the Trust.

          (b) Special Meetings of Shareholders. Only such business shall be conducted at a special meeting of Shareholders as shall have been brought before the meeting pursuant to the Trust's notice of meeting. Nominations of persons for election to the Trustees may be made at a special meeting of Shareholders at which trustees are to be elected (i) pursuant to the Trust's notice of meeting, (ii) by or at the direction of the Trustees or
     (iii) provided that the Trustees have determined that trustees shall be elected at such special meeting, by any Shareholder of the Trust who is a Shareholder of record both at the time of giving of notice provided for in this Section 3.6(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 3.6(b). In the event the Trust calls a special meeting of Shareholders for the purpose of electing one or more Trustees, any such Shareholder may nominate a person or persons (as the case may be) for election to such position as specified in the Trust's notice of meeting, if the Shareholder's notice containing the information required by this Section 3.6(b) shall have been delivered to the Secretary at the principal executive offices of the Trust not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and the nominees proposed by the Trustees to be elected at such meeting. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a Shareholder's notice as described above.

          (c) General. Only such persons who are nominated in accordance with the procedures set forth in this Section 3.6 shall be eligible to serve as trustee, and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 3.6. The chairman of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 7 and, if any proposed nomination or other business is not in compliance with this Section 3.6, to declare that such nomination or proposal shall be disregarded. For purposes of this Section 3.6, (a) the "date of mailing of the notice" shall mean the date of the proxy statement for the solicitation of proxies for election of trustees and (b) "public announcement" shall mean disclosure (i) in a press release either transmitted to the principal securities exchange on which Shares of the Trust's common stock are traded or reported by a recognized news service or
     (ii) in a document publicly filed by the Trust with the Commission.

          (d) Compliance with State and Federal Law. Notwithstanding the foregoing provisions of this Section 3.6, a Shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 3.6. Nothing in this Section 3.6 shall be deemed to affect any right of a Shareholder to request inclusion of a proposal in, nor the right of the Trust to omit a proposal from, the Trust's proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

     Section 3.7. Abstentions and Broker Non-Votes. Outstanding Shares represented in person or by proxy (including Shares which abstain or do not vote with respect to one or more of any proposals presented for Shareholder approval) will be counted for purposes of determining whether a quorum is present at a meeting. Abstentions will be treated as Shares that are present and entitled to vote for purposes of determining the number of Shares that are present and entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. If a broker or nominee holding Shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular proposal, those Shares will not be considered as present and entitled to vote with respect to such proposal.

     Section 3.8. Inspection of Records. The records of the Trust shall be open to inspection by Shareholders to the same extent as is permitted shareholders of a Massachusetts business corporation.

     Section 3.9. Action without Meeting. For as long as there are under one hundred fifty (150) shareholders, any action which may be taken by Shareholders may be taken without a meeting if a majority of Outstanding Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by law, the Declaration of Trust, or the By-laws) consent to the action in writing and the written consents are filed with the records of the meetings of Shareholders. Such consents shall be treated for all purposes as a vote taken at a meeting of Shareholders.

                                   ARTICLE IV

                                    Trustees
                                    --------

     Section 4.1. Meetings of the Trustees. The Trustees may in their discretion provide for regular or stated meetings of the Trustees. Notice of regular or stated meetings need not be given. Meetings of the Trustees other than regular or stated meetings shall be held whenever called by the President, the Chairman or by any one of the Trustees, at the time being in office. Notice of the time and place of each meeting other than regular or stated meetings shall be given by the Secretary or an Assistant Secretary or by the officer or Trustee calling the meeting and shall be mailed to each Trustee at least two days before the meeting, or shall be given by telephone, cable, wireless, facsimile or electronic means to each Trustee at his business address, or personally delivered to him at least one day before the meeting. Such notice may, however, be waived by any Trustee. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. A notice or waiver of notice need not specify the purpose of any meeting. The Trustees may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall be deemed to have been held at a place designated by the Trustees at the meeting. Participation in a telephone conference meeting shall constitute presence in person at such meeting. Any action required or permitted to be taken at any meeting of the Trustees may be taken by the Trustees without a meeting if a majority of the Trustees consent to the action in writing and the written consents are filed with the records of the Trustees' meetings. Such consents shall be treated as a vote for all purposes.

     Section 4.2. Quorum and Manner of Acting. A majority of the Trustees shall be present in person at any regular or special meeting of the Trustees in order to constitute a quorum for the transaction of business at such meeting and (except as otherwise required by law, the Declaration of Trust or these By-laws) the act of a majority of the Trustees present at any such meeting, at which a quorum is present, shall be the act of the Trustees. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting from time to time until a quorum shall be present. Notice of an adjourned meeting need not be given.

                                   ARTICLE V

                                   Committees
                                   ----------

     Section 5.1. Executive and Other Committees. The Trustees by vote of a majority of all the Trustees may elect from their own number an Executive Committee to consist of not less than two (2) members to hold office at the pleasure of the Trustees, which shall have the power to conduct the current and ordinary business of the Trust while the Trustees are not in session, including the purchase and sale of securities and the designation of securities to be delivered upon redemption of Shares of the Trust or a Series thereof, and such other powers of the Trustees as the Trustees may, from time to time, delegate to them except those powers which by law, the Declaration of Trust or these By-laws they are prohibited from delegating. The Trustees may also elect from their own number other Committees from time to time; the number composing such Committees, the powers conferred upon the same (subject to the same limitations as with respect to the Executive Committee) and the term of membership on such Committees to be determined by the Trustees. The Trustees may designate a chairman of any such Committee. In the absence of such designation the Committee may elect its own Chairman.

     Section 5.2. Meetings, Quorum and Manner of Acting. The Trustees may (1) provide for stated meetings of any Committee, (2) specify the manner of calling and notice required for special meetings of any Committee, (3) specify the number of members of a Committee required to constitute a quorum and the number of members of a Committee required to exercise specified powers delegated to such Committee, (4) authorize the making of decisions to exercise specified powers by written assent of the requisite number of members of a Committee without a meeting, and (5) authorize the members of a Committee to meet by means of a telephone conference circuit.

     The Executive Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in a book designated for that purpose and kept in the office of the Trust.

                                   ARTICLE VI

                                    Officers
                                    --------

     Section 6.1. General Provisions. The officers of the Trust shall be a Chairman, a President, a Treasurer and a Secretary, who shall be elected by the Trustees. The Trustees may elect or appoint such other officers or agents as the business of the Trust may require, including one or more Vice Presidents, one or more Assistant Secretaries, and one or more Assistant Treasurers. The Trustees may delegate to any officer or committee the power to appoint any subordinate officers or agents.

     Section 6.2. Election, Term of Office and Qualifications. The officers of the Trust (except those appointed pursuant to Section 6.10) shall be elected by the Trustees. Except as provided in Sections 6.3 and 6.4 of this Article VI, each officer elected by the Trustees shall hold office at the pleasure of the Trustees. Any two or more offices may be held by the same person. The Chairman of the Board shall be selected from among the Trustees and may hold such office only so long as he/she continues to be a Trustee. Any Trustee or officer may be but need not be a Shareholder of the Trust.

     Section 6.3. Removal. The Trustees, at any regular or special meeting of the Trustees, may remove any officer with or without cause, by a vote of a majority of the Trustees then in office. Any officer or agent appointed by an officer or committee may be removed with or without cause by such appointing officer or committee.

     Section 6.4. Powers and Duties of the Chairman. The Chairman shall preside at the meetings of the Shareholders and of the Trustees. He may call meetings of the Trustees and of any committee thereof whenever he deems it necessary. He shall be the Chief Executive Officer of the Trust and shall have, with the President, general supervision over the business and policies of the Trust.

     Section 6.5. Powers and Duties of the Vice Chairman. The Trustees may, but need not, appoint one or more Vice Chairman of the Trust. A Vice Chairman shall be an executive officer of the Trust and shall have the powers and duties of a Vice President of the Trust as provided in Section 6.7 of this Article VI. The Vice Chairman shall perform such duties as may be assigned to him or her from time to time by the Trustees or the Chairman.

     Section 6.6. Powers and Duties of the President. The President shall preside at all meetings of the Shareholders in the absence of the Chairman. Subject to the control of the Trustees and to the control of any Committees of the Trustees, within their respective spheres as provided by the Trustees, he shall at all times exercise general supervision over the business and policies of the Trust. He shall have the power to employ attorneys and counsel for the

Trust and to employ such subordinate officers, agents, clerks and employees as he may find necessary to transact the business of the Trust. He shall also have the power to grant, issue, execute or sign such powers of attorney, proxies or other documents as may be deemed advisable or necessary in furtherance of the interests of the Trust. The President shall have such other powers and duties, as from time to time may be conferred upon or assigned to him by the Trustees.

     Section 6.7. Powers and Duties of Vice Presidents. In the absence or disability of the President, the Vice President or, if there be more than one Vice President, any Vice President designated by the Trustees, shall perform all the duties and may exercise any of the powers of the President, subject to the control of the Trustees. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Trustees and the President.

     Section 6.8. Powers and Duties of the Treasurer. The Treasurer shall be the principal financial and accounting officer of the Trust. He shall deliver all funds of the Trust or any Series or Class thereof which may come into his hands to such Custodian as the Trustees may employ. He shall render a statement of condition of the finances of the Trust or any Series or Class thereof to the Trustees as often as they shall require the same and he shall in general perform all the duties incident to the office of a Treasurer and such other duties as from time to time may be assigned to him by the Trustees. The Treasurer shall give a bond for the faithful discharge of his duties, if required so to do by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

     Section 6.9. Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Trustees and of the Shareholders in proper books provided for that purpose; he shall have custody of the seal of the Trust; he shall have charge of the Share transfer books, lists and records unless the same are in the charge of a transfer agent. He shall attend to the giving and serving of all notices by the Trust in accordance with the provisions of these By-laws and as required by law; and subject to these By-laws, he shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Trustees.

     Section 6.10. Powers and Duties of Assistant Officers. In the absence or disability of the Treasurer, any officer designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Treasurer. Each officer shall perform such other duties as from time to time may be assigned to him by the Trustees. Each officer performing the duties and exercising the powers of the Treasurer, if any, and any Assistant Treasurer, shall give a bond for the faithful discharge of his duties, if required so to do by the Trustees, in such sum and with such surety or sureties as the Trustees shall require.

     Section 6.11. Powers and Duties of Assistant Secretaries. In the absence or disability of the Secretary, any Assistant Secretary designated by the Trustees shall perform all the duties, and may exercise any of the powers, of the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be assigned to him by the Trustees.

     Section 6.12. Compensation of Officers and Trustees and Members of the Advisory Board. Subject to any applicable provisions of the Declaration of Trust, the compensation of the officers and Trustees and members of an advisory board shall be fixed from time to time by the Trustees or, in the case of officers, by any Committee or officer upon whom such power may be conferred by the Trustees. No officer shall be prevented from receiving such compensation as such officer by reason of the fact that he is also a Trustee.

                                  ARTICLE VII

                          Shares of Beneficial Interest
                          -----------------------------

     Section 7.1. Share Certificates. The Trustees may issue Shares either in certificated or uncertificated form, and if they have issued Shares in certificated form, they may, by written notice to the holders of such Shares, require the surrender of their certificates to the Trust for cancellation, which surrender and cancellation shall not affect the ownership of such Shares. For any Shares issued without certificates, the Trust or its transfer agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such Shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of such Shares as if they had received certificates therefor and shall be held to have expressly assented and agreed to the terms hereof and of the Declaration. For any Shares for which the Trustees shall issue certificates, each holder of such Shares shall be entitled to a certificate stating the number of Shares owned by him in such form as shall be prescribed from time to time by the Trustees. The certificates representing Shares shall be signed by the President or a Vice-President and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, and sealed with the seal of the Trust. Any or all of the signatures or the seal of the Trust on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate which shall have ceased to be such officer, transfer agent or registrar before such certificate shall be issued, it may be issued by the Trust with the same effect as if such officer, transfer agent or registrar were still in office at the date of issue.

     Section 7.2. Transfers of Pledged Shares. Unless otherwise provided herein, a pledgee of Shares pledged as collateral security shall be entitled to a new certificate in his name as pledgee, in the case of certificated Shares, or to be registered as the holder in pledge of such Shares in the case of uncertificated Shares; provided, that the instrument of pledge substantially describes the debt or duty that is intended to be secured thereby. Any such new certificate shall express on its face that it is held as collateral security, and the name of the pledgor shall be stated thereon, and any such registration of uncertificated Shares shall be in a form which indicates that the registered holder holds such Shares in pledge. After such issue or registration, and unless and until such pledge is released, such pledgee and his successors and assigns shall alone be entitled to the rights of a Shareholder, and entitled to vote such Shares.

     Section 7.3. Regulations. The Trustees may make such additional rules and regulations, not inconsistent with these By-Laws, as they may deem expedient concerning the issue, transfer and registration of certificates for Shares of the Trust. They may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for Shares to bear the signature or signatures of any of them.

     Section 7.4. Lost, Destroyed or Mutilated Certificates. The holder of any certificates representing Shares of the Trust shall immediately notify the Trust of any loss, destruction or mutilation of such certificate, and the Trust may issue a new certificate in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated, and the Trustees may, in their discretion, require such owner or his legal representative to give to the Trust a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Trustees in their absolute discretion shall determine, to indemnify the Trust against any claim that may be made against it on account of the alleged loss or destruction of any such certificate or issuance of a new certificate.

                                  ARTICLE VIII

                        Terms of Auction Preferred Shares
                        ---------------------------------

     Section 8.1. Designation.

          (a) Pursuant to authority expressly vested in the Board of Trustees by the Declaration of Trust, the Board of Trustees authorizes the establishment, designation and issuance of an unlimited number of shares of a class of the Fund's Preferred Shares, which class is designated as the Fund's Auction Preferred Shares (the "Auction Preferred Shares"). The Auction Preferred Shares shall be issuable in such series as are designated from time to time in these By-Laws and shall have the preferences, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations set forth in this Article VIII.

          (b) (i) Auction Preferred Shares, Series M: An unlimited number of Auction Preferred Shares, without par value, liquidation preference
          $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series M." Each share of Auction Preferred Shares, Series M (sometimes referred to herein as "Series M APS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series M APS shall constitute a separate series of Auction Preferred Shares, and each share of Series M APS shall be identical.

               (ii) Auction Preferred Shares, Series T: An unlimited number of Auction Preferred Shares, without par value, liquidation preference
          $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series T." Each share of Auction Preferred Shares, Series T (sometimes referred to herein as "Series T APS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series T APS shall constitute a separate series of Auction Preferred Shares, and each share of Series T APS shall be identical.

               (iii) Auction Preferred Shares, Series W: An unlimited number of Auction Preferred Shares, without par value, liquidation preference
          $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series W." Each share of Auction Preferred Shares, Series W (sometimes referred to herein as "Series W APS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series W APS shall constitute a separate series of Auction Preferred Shares, and each share of Series W APS shall be identical.

               (iv) Auction Preferred Shares, Series TH: An unlimited number of Auction Preferred Shares, without par value, liquidation preference
          $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series TH." Each share of Auction Preferred Shares, Series TH (sometimes referred to herein as "Series TH APS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series TH APS shall constitute a separate series of Auction Preferred Shares, and each share of Series TH APS shall be identical.

               (v) Auction Preferred Shares, Series F: An unlimited number of Auction Preferred Shares, without par value, liquidation preference
          $25,000 per Auction Preferred Share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated "Auction Preferred Shares, Series F." Each share of Auction Preferred Shares, Series F (sometimes referred to herein as "Series F APS") may be issued on a date to be determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Initial Dividend Rate and an Initial Dividend Payment Date as shall be determined in advance of the issuance thereof by the Board of Trustees of the Fund or pursuant to their delegated authority and have such other preferences as provided herein or as may be determined in advance of the issuance thereof by the Board of Trustees or pursuant to their delegated authority. The Series F APS shall constitute a separate series of Auction Preferred Shares, and each share of Series F APS shall be identical.

          (c) The preferences, voting powers restrictions, limitations as to dividends, qualifications, terms and conditions of redemption, and other rights and limitations of the shares of the Auction Preferred Shares, Series M, Auction Preferred Shares, Series T, Auction Preferred Shares,
     Series W, Auction Preferred Shares, Series TH, Auction Preferred Shares, Series F, and each other series of APS now or hereafter described in these By-Laws are or shall be as set forth in these By-Laws. No fractional APS shall be issued.

     Section 8.2. Definitions.

     Unless the context or use indicates another or different meaning, the following terms shall have the following meanings, whether used in the singular or plural:

          (a) "AA Financial  Composite  Commercial Paper Rate" on any date means
     (i) (A) the Interest Equivalent of the 30-day rate (for Dividend Periods fewer than or equal to 31 days), the 60-day rate (for Dividend Periods greater than 31 days but fewer than or equal to 61 days) and the 90-day rate (for Dividend Periods greater than 61 days but fewer than or equal to 91 days) on commercial paper on behalf of issuers whose corporate bonds are rated AA by S&P, or the equivalent of such rating by another Rating Agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; and (B) for Dividend Periods greater than 91 days but fewer than 184 days, the rate described in clause (ii) below; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, or with respect to Dividend Periods greater than 91 days but fewer than 184 days, then the arithmetic average of the Interest Equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest one-thousandth (0.001) of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Financial Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper
     Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) UBS Securities LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated; (2) in lieu of any thereof, its respective affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "Interest Equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth (0.001) of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

               (b)  "Accountant's  Confirmation"  has the meaning  specified  in
          Section 8.3(d).

               (c) "Adviser" means the Fund's investment adviser, John Hancock Advisers, LLC.

               (d) "Affected Series" has the meaning specified in Section 8.7(b)(i).

               (e) "Affiliate" means any Person known to the Auction Agent to be controlled by, in control of, or under common control with, the Fund.

               (f) "Agent Member" means a member of, or participant in, the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

               (g) "Annual Valuation Date" means the last Business Day of each fiscal year of the Fund.

               (h) "Applicable Percentage" means the percentage determined based on the credit rating assigned to the series of APS on such date by Moody's as follows:

                Moody's Credit Rating              Applicable Percentage
                ---------------------              ---------------------
                    Aa3 or higher                          150%
                       A3 to A1                            200%
                     Baa3 to Baa1                          225%
                      Below Baa3                           275%

         The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable Moody's to provide a rating for each series of APS. If Moody's shall not make such a rating available, the Fund shall select another Rating Agency to act as a Substitute Rating Agency. Notwithstanding the foregoing, the Fund shall not be required to have more than one Rating Agency provide a rating for any series of the APS.

               (i) "Applicable Rate" means the rate per annum at which cash dividends are payable on a series of APS for any Dividend Period.

               (j) "APS" means the Series M APS, the Series T APS, the Series W APS, the Series TH APS, and the Series F APS.

               (k)  "Auction"   means  a  periodic   operation  of  the  Auction
          Procedures.

               (l) "Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

               (m) "Auction Date" with respect to any series of APS and any Rate Period means the Business Day next preceding the first day of such Rate Period.

               (n)  "Auction  Procedures"  means  the  procedures  set  forth in
          Section 8.9.

               (o)  "Available  APS"  has  the  meaning   specified  in  Section
          8.9(c)(i)(A).

               (p) "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

               (q) "Bid" and "Bids" have the  respective  meanings  specified in
          Section 8.9(a)(i)(C).

               (r) "Bidder" and "Bidders" have the respective meanings specified in Section 8.9(a)(i)(C); provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

               (s) "Board of Trustees" means the Board of Trustees of the Fund.

               (t) "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in Section 8.9, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

               (u) "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Section 8.9.

               (v) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which commercial banks in The City of New York are required or authorized by law to close.

               (w) "Closing Transactions" has the meaning set forth in Section 8.8(b)(iv)(A).

               (x) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Each reference herein to a section of the Code shall be deemed to include the United States Treasury Regulations in effect thereunder and applicable to the APS or the use of proceeds thereof, and also includes all applicable amendments or successor provisions unless the context requires otherwise.

               (y) "Commercial Paper Dealers" has the meaning set forth in the definition of " `AA' Financial Composite Commercial Paper Rate."

               (z) "Common Shares" means the shares of beneficial interest designated as common shares, no par value, of the Fund.

               (aa) "Cure Date" means the Preferred Shares Basic Maintenance Cure Date or the Investment Company Act Cure Date.

               (bb) "Date of Original Issue" means, with respect any series of APS, the date on which the Fund first issues such share.

               (cc) "Deposit Securities" means cash and portfolio securities rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

               (dd) "Discount Factor" means a "Moody's Discount Factor."

               (ee) "Discounted Value" of any asset of the Fund means, with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor.

               (ff) "Dividend Payment Date" means, with respect to APS, any date on which dividends are payable for shares of such series pursuant to
          Section 8.4(a)(iv).

               (gg) "Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares.

               (hh) "Eligible Asset" means Moody's Eligible Asset (if Moody's is then rating the APS) and/or any asset included in the calculations used by any Rating Agency then rating the APS for purposes of determining such Rating Agency's rating on the APS, as applicable.

               (ii) "Existing Holder" means a Broker-Dealer, or any such other Person that may be permitted by the Trust, that is listed as the holder of record of APS in the Share Books.

               (jj) "Exposure Period" on a Valuation Date means the period commencing on such date and ending 42 days thereafter, as such exposure period may be modified by resolution of the Board of Trustees and without amending the By-Laws of the Fund; provided, however, that the Fund shall have received confirmation in writing from the Rating Agency that any such modification shall not adversely affect such Rating Agency's then-current rating of the APS.

               (kk) "Failure to Deposit," means, with respect to shares of a series of APS, a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in the City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in the City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after Notice of Redemption is mailed pursuant to Section 8.6; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price with respect to APS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

               (ll) "Holder" means an individual or entity in whose name an outstanding Share of the APS is registered on the Share Books.

               (mm) "Hold Order" and "Hold Orders" have the respective meanings specified in Section 8.9(a)(i)(C).

               (nn) "Independent Accountant" means a nationally recognized accounting firm that is, with respect to the Fund, an independent certified public accountant under the Securities Act of 1933, as amended, and serving as such for the Fund.

               (oo) "Initial Rate Period" with respect to shares of a series of APS, means the period from the Date of Initial Issuance to and including the day immediately prior to the Dividend Payment Date for the Initial Rate Period specified with respect to shares of such series in Section 8.4(a).

               (pp) "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time.

               (qq) "Investment Company Act Cure Date," with respect to the failure by the Fund to maintain the Investment Company Act Preferred Share Asset Coverage (as required by Section 8.3(a) as of the last Business Day of each month, means the last Business Day of the following month.

               (rr) "Investment Company Act Preferred Share Asset Coverage" means asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest including all outstanding APS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

               (ss)  "Late   Charge"  has  the  meaning   specified  in  Section
          8.4(b)(ii)(B).

               (tt) "Liens" means any material lien, mortgage, pledge, security interest or security agreement of any kind.

               (uu) "Long Term Dividend Period" means a Special Dividend Period consisting of a specific period of one whole year or more but not greater than five years.

               (vv)  "Market  Value"  means  the price  determined  by a pricing service acceptable to the Rating Agency and which (i) with respect to an investment which is listed on an exchange or traded over-the-counter and quoted on the NASDAQ System, the last sale price on the day of valuation (using prices as of the close of trading) or, if there has been no sale that day, the last bid price reported on the day of valuation or, if not a Business Day, the last bid price reported as of the close of business on the preceding Business Day,
          (ii) with respect to an investment which is not listed on an exchange or quoted on the NASDAQ System, either (A) the market value thereof determined by a Pricing Service or (B) the lower of the bid prices, as of the close of business on the Business Day immediately preceding the date of determination, quoted (at least one of such quotes being in writing) to the Fund by two or more members of the National Association of Securities Dealers, Inc. making a market in such investment at the time. By resolution of the Board of Trustees and without amending the By-Laws of the Fund, the calculation of Market Values may be made on bases other than those set forth above if the Rating Agency has advised the Fund in writing that the revised method of calculation of Market Values would not adversely affect its then-current rating of the Preferred Shares, provided that the Fund shall cause to be made available a written statement setting forth such revised method for inspection by the Holders at the principal executive office of the Fund.

               (ww) "Maximum Applicable Rate" means, with respect to APS for any Dividend Period, the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

               (xx) "Minimum Rate Period" means a period of seven (7) Rate Period days.

               (yy) ""Moody's" means Moody's Investors Service, Inc. or any successor thereto.

               (zz) "Moody's Discount Factor" means, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows:

          (i) Preferred Stock with cumulative dividends: The Moody's Discount Factor for preferred stock shall be (A) for preferred stocks issued by a utility, 152%; (B) for preferred stocks of industrial and financial issuers, 197%; (C) for preferred stocks issued by real estate related issuers, 154%; and (D) for auction rate preferred stocks, 350%. The Moody's Discount Factor for preferred securities shall also apply to non-cumulative preferred stocks, except that the Moody's Discount Factor shall be multiplied by a factor of 110% for purposes of calculating the Discounted Value of such non-cumulative securities.

          (ii) Corporate Debt Securities: The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.



                                                              Moody's Rating Category

  Terms to Maturity of Corporate Debt                                                                Below B and
                Security                    Aaa       Aa        A        Baa       Ba       B        Unrated (1)
----------------------------------------  -------    ------   ------   -------    ------  ------     -----------

     1 year or less.....................   109%       112%     115%     118%       137%    150%         250%

     2 years or less (but longer than 1
     year)..............................   115        118      122      125        146     160          250

     3 years or less (but longer than 2
     years).............................   120        123      127      131        153     168          250

     4 years or less (but longer than 3
     years).............................   126        129      133      138        161     176          250

     5 years or less (but longer than 4
     years).............................   132        135      139      144        168     185          250

     7 years or less (but longer than 5
     years).............................   139        143      147      152        179     197          250

     10 years or less (but longer than
     7 years)...........................   145        150      155      160        189     208          250

     15 years or less (but longer than
     10 years)..........................   150        155      160      165        196     216          250

     20 years or less (but longer than
     15 years)..........................   150        155      160      165        196     228          250

     30 years or less (but longer than
     20 years)..........................   150        155      160      165        196     229          250

     Greater than 30 years..............   165        173      181      189        205     240          250

------------------
(1)      Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's assets can be derived from other sources as well as combined with a number of sources as present by the corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's
         Eligible Assets. If a corporate debt security is unrated by Moody's,


                                       20



         S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in the corporate debt table above. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

The Moody's Discount Factors presented in the immediately preceding table shall also apply to corporate debt securities that do not pay interest in U.S. dollars or euros, provided that the Moody's Discount Factor determined from the table shall be multiplied by a factor of 130% for purposes of calculating the Discounted Value of such securities.

          (iii) U.S. Government Securities and U.S. Treasury Strips:

                                                    U.S. Government and Agency
                                                            Securities                   U.S. Treasury Strips
          Remaining Term to Maturity                     Discount Factor                   Discount Factor
          --------------------------                     ---------------                   ---------------

1 year or less..............................                   107%                             107%
2 years or less (but longer than 1 year)....                   113                              115
3 years or less (but longer than 2 years)...                   118                              121
4 years or less (but longer than 3 years)...                   123                              128
5 years or less (but longer than 4 years)...                   128                              135
7 years or less (but longer than 5 years)...                   135                              147
10 years or less (but longer than 7 years)..                   141                              163
15 years or less (but longer than 10 years).                   146                              191
20 years or less (but longer than 15 years).                   154                              218
30 years or less (but longer than 20 years).                   154                              244

          (iv)  Short-Term  Instruments  and Cash: The Moody's  Discount  Factor
applied to short-term  portfolio  securities,  including without limitation short-term  corporate debt securities,  Short Term Money Market Instruments and short-term  municipal debt  obligations,  will be (A) 100%, so long as such
portfolio   securities  mature  or  have  a  demand  feature  at par exercisable within the Moody's Exposure Period;  (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the
Moody's  Exposure  Period;  and (C) 125%, if such securities are not rated by
Moody's,  so long as such  portfolio  securities  are rated at least A-1+/AA or
SP-1+/AA by S&P and mature or have a demand feature at par exercisable  within the Moody's  Exposure Period. A Moody's Discount Factor of 100% will be applied to cash. Moody's rated 2a-7 money market funds will also have a Discount Factor of 100%.

          (v) Rule 144A Securities:  The Moody's Discount Factor applied to Rule
144A Securities for Rule 144A Securities, which lack registration rights will be 130% of the Moody's Discount Factor which would apply were the securities registered under the Securities Act.

          (vi) Convertible Securities:

                  Moody's Rating                   Utility   Industrial   Financial       Transportation
                  -------------------------------------------------------------------------------------------
                  Aaa                               162%        256%         233%              332%
                  Aa                                167%        261%         238%              337%
                  A                                 172%        266%         243%              342%
                  Baa                               188%        282%         259%              358%
                  Ba                                195%        290%         265%              365%
                  B                                 199%        293%         270%              369%
                  Below B and Unrated (1)           300%        300%         300%              300%


                                       21



(1) Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's assets can be derived from other sources as well as combined with a number of sources as present by the corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's
         Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in the corporate debt table above. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

         The Moody's Discount Factor presented in the immediately preceding table will also apply to the non-cumulative preferred stocks, provided the Moody's Discount Factor determined from the table shall be multiplied by a factor of 110% for purposes of calculating the Discounted Value of such securities.

          (vii) Common Stock: The following Discount Factors will be applied to the Common Stock holdings:

--------------------------------------------------------------------------------
Common Stocks                       Utility          Industrial        Financial
-------------                       -------          ----------        ---------
--------------------------------------------------------------------------------
         241%                       170%             264%              241%

         Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the corporation's assets can be derived from other sources as well as combined with a number of sources as present by the corporation to Moody's, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Below B and Unrated" in the corporate debt table above. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value.
However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

         By resolution of the Board of Trustees and without amending the By-Laws of the Fund or otherwise submitting such resolution for Shareholder approval,
(i) the Moody's Discount Factors may be changed from those set forth above and
(ii) additional Moody's Discount Factors may be established for other Eligible
Assets if, in each case, the Rating Agency has advised the Fund in writing that such change or addition would not adversely affect its then-current rating of the Auction Preferred Shares, provided that the Fund shall cause to be made available a written statement setting forth the Moody's Discount Factors, as changed or as supplemented, for inspection by the Holders at the principal executive office of the Fund.

          (aaa) "Moody's Eligible Assets" means:


                                       22



          (i) cash  (including  interest and  dividends  due on assets rated (A)
     Baa3 or higher by the  Rating  Agency if the  payment  date is within  five
     Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Rating Agency's Exposure Period) and receivables for Rating Agency's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Rating
     Agency's or (B) (1) with counterparties having a Rating Agency's long-term debt rating of at least Baa3 or (2) with counterparties having a Rating
     Agency's Short Term Money Market Instrument rating of at least P-1;

          (ii) Short Term Money Market Instruments, so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months. In addition, Rating Agency rated 2a-7 money market funds are also eligible investments.

          (iii) U.S. Government Securities and U.S. Treasury Strips;

          (iv) Rule 144A Securities; and

          (v) Corporate debt securities if (A) such securities are rated B3 or higher by the Rating Agency; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Eligible Assets if they are rated by Moody's or S&P; (C) for securities which provide for conversion or exchange at the option of the issuer into equity capital at some time over their lives, the issuer must be rated at least B3 by Moody's; (D) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute
     Moody's Eligible Assets; (E) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (F) such securities that not subject to extended settlement.

Notwithstanding the foregoing limitations, (x) pending Moody's approval, the Fund may receive credit for corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible
Assets provided that the corporate debt securities were rated B3 at the time of purchase (includes securities whose ratings were withdrawn); and further provided that the aggregate credit for this exception category may not exceed
10% of Moody's Eligible Assets; and (y) corporate debt securities rated by


                                       23



neither Moody's nor S&P shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

          (vi) Convertible bonds and convertible preferred stocks excluding synthetic convertible securities shall be diversified as set forth in the table below:

                                              Maximum
                       Maximum Single          Single             Maximum Single
       Type            Issuer (%)(1)       Industry (%)(1)         State (%)(1)
       ----            -------------       ---------------         ------------
Utility........                4                  50                    7 (2)
Other..........                6                  20                  n/a

(1) Percentage represent a portion of the aggregate market value of the portfolio.
(2) Utility companies operating in more than one state should be diversified according to the state in which they generate the largest part of their revenues. Publicly available information on utility company revenues by state is available from the Uniform Statistical Report (USR) or the Federal Energy Regulation commission (FERC).

          (vii) Preferred stocks if (A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros, (B) the issuer of such a preferred stock has common stock listed on the NYSE, AMEX or NASDAQ, (C) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of Baa3 or higher or S&P or Fitch rating of BBB- or higher;
     provided that pending Moody's approval, the Fund may receive credit for preferred stocks issued by companies with senior debt ratings which are less than Baa3 provided these issuers were investment grade at the time of purchase (includes securities whose ratings were withdrawn); and further provided that the aggregate credit for this exception category may not exceed 10% of Moody's Eligible Assets; (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum Moody's rating of A1 or S&P rating of AA (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible),
     (E) investment in a single issue may not be less than $500,000 or greater than 2.5% of the portfolio aggregate market value, (F) the preferred stocks portfolio must be diversified as set forth in the table below, and (G) the preferred stock must be from an issue with a minimum size of $50 million.

          (viii) Common Stocks if (A) the issuer of common stock have Moody's senior unsecured debt rating of Baa3 or better, or an S&P or Fitch rating of BBB- or better, (B) the common stocks are traded on the NYSE, AMEX or NASDAQ, (C) market capitalization of the issuer is greater than $500 million, (D) the issuer has paid consistent dividends for the past thirty six months or has not terminated dividend payments within the last twelve months. Where there is less than three years history, the company must have a minimum Moody's senior debt rating of A3 or S&P rating of A+, (E) dividends must be paid in US dollars or euro, (F) the Fund shall not hold shares exceeding the average weekly trading volume during the preceding month, and (G) the portfolio of common holdings must be diversified as set forth in the following table.


                                       24



The table below establishes maximum limits for inclusion of corporate bonds and preferred stocks except convertibles and common stocks as eligible assets prior to applying Moody's discount factors to eligible securities:

                        Maximum Single            Maximum Single          Minimum Issue Size
   Ratings(1)            Issuer(2)(3)             Industry(3)(4)          ($ in million)(5)
   ----------            ------------             --------------          -----------------
 Aaa..............              100%                     100%                      $100
 Aa...............               20                       60                        100
 A................               10                       40                        100
 Baa, Com. St.                    6                       20                        100
 Ba...............                4                       12                         50(6)
 B1-B2............                3                        8                         50(6)
 B3                               2                        5                         50(6)

----------------------

(1) Refers to the preferred stock and senior debt rating of the portfolio holding.
(2) Companies subject to common ownership of 25% or more are considered as one issuer.
(3) Percentages represent a portion of the aggregate Market Value of the portfolio.
(4) Industries are determined according to Moody's Industry Classifications, as defined herein.
(5) Except for preferred stock, which has a minimum issue size of $50 million.
(6) Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.



                                       25


          (ix)  Financial  contracts,   as  such  term  is  defined  in  Section
     3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this  definition but only upon receipt by the Fund of a letter from Moody's specifying any  conditions on including such financial  contract in Moody's
     Eligible  Assets  and  assuring  the Fund  that  including  such  financial contract  in the manner so  specified  would not  affect the credit  rating assigned by Moody's to the APS.

         Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's
Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares
Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less;
otherwise the Discounted Value of such purchased asset will constitute a Moody's
Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof shall be valued at the lower of Market Value or the call price of such portfolio securities.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares
Basic Maintenance Amount or to the extent it is subject to any Liens, including assets segregated under margin account requirements in connection with fund engagement in hedging transactions, except for (A) liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's
Eligible Asset, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens to secure payment for services rendered or cash advanced to the Fund by its investment manager or portfolio manager, the Fund's custodian, transfer agent or registrar or the Auction Agent, and (D) liens arising by virtue of any repurchase agreement.

          (bbb)  "Moody's  Hedging  Transactions"  has the  meaning set forth in
     Section 8.8.

          (ccc) "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the APS):

     1. Aerospace and Defense: Major Contractor,  Subsystems, Research, Aircraft
        Manufacturing, Arms, Ammunition
     2. Automobile:  Automobile  Equipment,   Auto-Manufacturing,   Auto  Parts
        Manufacturing, Personal Use Trailers, Motor Homes, Dealers
     3. Banking:  Bank Holding,  Savings and Loans, Consumer Credit, Small Loan,
        Agency, Factoring, Receivables
     4. Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors,
        Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods,
        Corn Refiners,  Dairy Products,  Meat Products,  Poultry Products,  Snacks,
        Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes,
        Cigars, Leaf/Snuff, Vegetable Oil


                                       26



     5. Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting,
        Engineering,  Construction,  Hardware,  Forest  Products  (building-related only), Plumbing,  Roofing, Wallboard, Real Estate, Real Estate Development,
        REITs, Land Development
     6. Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial
        Gases, Sulphur,  Plastics, Plastic Products,  Abrasives,  Coatings, Paints,
        Varnish,  Fabricating Containers
     7. Packaging  and Glass:  Glass,  Fiberglass,  Containers  made of: Glass,
        Metal, Paper, Plastic, Wood or Fiberglass
     8. Personal and Non-Durable Consumer Products  (Manufacturing Only): Soaps,
        Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies
     9. Diversified/Conglomerate Manufacturing
    10. Diversified/Conglomerate Service
    11. Diversified   Natural   Resources,   Precious  Metals  and  Minerals:
        Fabricating, Distribution
    12. Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste
        Disposal
    13. Electronics:  Computer Hardware, Electric Equipment, Components,
        Controllers,  Motors, Household  Appliances, Information  Service
        Communication  Systems, Radios, TVs, Tape Machines, Speakers, Printers,
        Drivers, Technology
    14. Finance: Investment Brokerage, Leasing, Syndication, Securities
    15. Farming  and  Agriculture:  Livestock,  Grains,  Produce,  Agriculture
        Chemicals, Agricultural Equipment, Fertilizers
    16. Grocery: Grocery Stores, Convenience Food Stores
    17. Healthcare,  Education and Childcare: Ethical Drugs, Proprietary Drugs,
        Research,  Health Care Centers,  Nursing Homes, HMOs,  Hospitals,  Hospital
        Supplies, Medical Equipment
    18. Home and Office Furnishings, Housewares, and Durable Consumer Products:
        Carpets, Floor Coverings, Furniture, Cooking, Ranges
    19. Hotels, Motels, Inns and Gaming
    20. Insurance: Life, Property and Casualty, Broker, Agent, Surety
    21. Leisure, Amusement, Motion Pictures,  Entertainment:  Boating, Bowling,
        Billiards, Musical Instruments,  Fishing, Photo Equipment,  Records, Tapes,
        Sports,  Outdoor  Equipment  (Camping),   Tourism,   Resorts,   Games,  Toy
        Manufacturing,   Motion  Picture   Production   Theaters,   Motion  Picture
        Distribution
    22. Machinery   (Non-Agricultural,   Non-Construction,   Non-Electronic):
        Industrial, Machine Tools, Steam Generators
    23. Mining,  Steel,  Iron and  Non-Precious  Metals:  Coal,  Copper,  Lead,
        Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production,
        Refractories, Steel Mill Machinery, Mini-Mills,  Fabricating,  Distribution
        and Sales of the foregoing
    24. Oil and Gas:  Crude  Producer,  Retailer,  Well  Supply,  Service  and
        Drilling


                                       27


  25. Printing,  Publishing,  and Broadcasting:  Graphic Arts,  Paper,  Paper
      Products,  Business  Forms,  Magazines,  Books,  Periodicals,   Newspapers,
      Textbooks, Radio, T.V., Cable Broadcasting Equipment
  26. Cargo Transport:  Rail, Shipping,  Railroads,  Rail-car Builders,  Ship
      Builders, Containers,  Container Builders, Parts, Overnight Mail, Trucking,
      Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport
  27. Retail Stores:  Apparel, Toy, Variety,  Drugs,  Department,  Mail Order
      Catalog, Showroom
  28. Telecommunications:  Local,  Long  Distance,  Independent,  Telephone,
      Telegraph, Satellite, Equipment, Research, Cellular
  29. Textiles and Leather: Producer,  Synthetic Fiber, Apparel Manufacturer,
      Leather Shoes
  30. Personal Transportation: Air, Bus, Rail, Car Rental
  31. Utilities: Electric, Water, Hydro Power, Gas
  32. Diversified Sovereigns: Semi-sovereigns, Canadian Provinces,
      Supra-national Agencies

         The Fund will use its discretion in determining which industry classification is applicable to a particular investment in consultation with the Independent Accountant and Moody's, to the extent the Fund considers necessary.

          (aaa) "NASDAQ System" means the electronic inter-dealer quotation system operated by NASDAQ, Inc., a subsidiary of the National Association of Securities Dealers, Inc.

          (bbb) "NRSRO" means any nationally recognized statistical rating organization.

          (ccc) "Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

          (ddd)  "Non-Payment  Period  Rate" means 300% of the  applicable  `AA'
     Financial  Composite  Commercial  Paper  Rate,  provided  that the Board of
     Trustees shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees determines and Moody's (or any Substitute Rating Agency in lieu of Moody's in the event Moody's shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then current ratings on the APS.

          (eee)  "Notice of  Redemption"  has the meaning  specified  in Section
     8.6(c).

          (fff) "Notice of Special Rate Period" means any notice with respect to a Special Rate Period of APS pursuant to Sections 8.4(c).

          (ggg) "Optional Redemption Price" means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium attributable to the designation of a Premium Call Period.


                                       28



          (hhh) "Order" and "Orders" have the respective  meanings  specified in
     Section 8.9(a)(i)(C).

          (iii) "Outstanding" means, as of any date (i) with respect to APS, APS theretofore  issued by the Fund except,  without  duplication,  (A) any APS theretofore canceled or delivered to the Auction Agent for cancellation, or redeemed by the Fund, or as to which a Notice of Redemption shall have been given  and  Deposit  Securities  shall  have  been  deposited  in  trust or segregated  by the Fund  pursuant  to Section  8.6(g) and (B) any APS as to which  the  Fund  or any  Affiliate  (other  than  an  Affiliate  that is a
     Broker-Dealer)  thereof shall be a Beneficial Owner, provided that APS held by an Affiliate shall be deemed outstanding for purposes of calculating the
     Preferred  Shares Basic  Maintenance  Amount and (ii) with respect to other
     preferred  shares  of  beneficial   interest  of  the  Trust,  the  meaning
     equivalent to that for APS as set forth in clause (i).

          (jjj) "Person" means and includes an individual, a partnership, a trust, an unincorporated association, a joint venture or other entity or government agency or political subdivision thereof.

          (kkk) "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

          (lll)  "Potential  Holder" means any  Broker-Dealer  or any such other
     Person as may be permitted by the Trust, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

          (mmm) "Preferred Shares Basic Maintenance Amount," as of any Valuation
     Date, means the dollar amount equal (i) to 130% of the sum of (A) the product of the number of APS outstanding on such date multiplied by $25,000
     (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the APS (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates
     (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each series of APS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation
     Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of the APS outstanding from such first respective
     Dividend  Payment Date therefor  through the 42nd day after such  Valuation
     Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend
     Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section
     8.4(c) with respect to shares of such series,  such Maximum Applicable Rate


                                       29



     shall be the Maximum  Applicable Rate for the Special Rate Period of shares of such series to commence on such  Dividend  Payment Date (except that (1)
     if such  Valuation  Date occurs at a time when a Failure to Deposit (or, in the case of  preferred  shares  other than the APS, a failure  similar to a
     Failure to Deposit) has occurred that has not been cured,  the dividend for purposes of calculation  would accumulate at the current dividend rate then applicable  to the shares in respect of which such failure has occurred and
     (2) for those days during the period described in this  subparagraph (C) in respect of which the Applicable  Rate in effect  immediately  prior to such
     Dividend  Payment  Date will remain in effect (or, in the case of preferred shares other than the APS, in respect of which the  dividend  rate or rates in effect immediately prior to such respective  dividend payment dates will
     remain  in  effect),   the  dividend  for  purposes  of  calculation  would
     accumulate at such Applicable Rate (or other rate or rates, as the case may
     be) in respect of those days);  (D) the amount of  anticipated  expenses of the Fund for the 42 days subsequent to such Valuation Date; (E) any current liabilities as of such Valuation Date to the extent not reflected in any of
     (i)(A)  through (i)(D)  (including,  without  limitation,  any payables for portfolio  securities of the Fund  purchased as of such  Valuation Date and
     any   liabilities   incurred   for  the  purpose  of  clearing   securities
     transactions) less (ii) the value (i.e., the face value of cash, short-term securities rated MIG-1, VMIG-1, or P-1, and short-term  securities that are the direct  obligation of the U.S.  government,  provided in each case that such  securities  mature on or prior to the date  upon  which any of (i)(A)
     through (i)(E) become  payable,  otherwise the Discounted  Value) of any of the Fund's assets irrevocably  deposited by the Fund for the payment of any of (i)(A) through (i)(E).

          (nnn) "Preferred Shares Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the Preferred Shares Basic Maintenance
     Amount (as required by Section 8.3) as of a given Valuation Date, means the sixth Business Day following such Valuation Date.

          (ooo) "Preferred Shares Basic Maintenance Report" means a report by any of the President, Treasurer, any Vice President or any Assistant
     Treasurer of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof
     (seriatim and in  aggregate),  and the Preferred  Shares Basic  Maintenance
     Amount.

          (ppp)  "Preferred  Shares  Paying  Agent"  means  Deutsche  Bank Trust
     Company Americas unless and until another bank or trust company has been appointed as Preferred Shares Paying Agent by a resolution of the Board of Trustees and thereafter such substitute bank or trust company.

          (qqq) "Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions."

          (rrr) "Pricing Service" means any pricing service designated by the Board of Trustees of the Fund and approved by Moody's, for purposes of determining whether the Fund has Eligible Assets with an aggregate
     Discounted  Value  that  equals  or  exceeds  the  Preferred  Shares  Basic
     Maintenance Amount.


                                       30



          (sss) "Rate Period" means, with respect to shares of a series of APS, the Initial Rate Period of such Series and any Subsequent Rate Period, including any Special Rate Period, of such Series.

          (ttt) "Reference Rate" means (i) with respect to a seven-day  Dividend
     Period or a Short Term Dividend Period having fewer than 183 days, the applicable "AA" Financial Composite Commercial Paper Rate, (ii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iii) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

          (uuu) "Response" has the meaning set forth in Section 8.4(c) of these Bylaws.

          (vvv) "Rating Agency," on any date of determination, means (i) Moody's if Moody's is then rating the APS, or (ii) if Moody's is then not rating the APS, any NRSRO rating the APS at the request of the Fund. In the event that Moody's is not rating the APS, any reference to a rating by Moody's in this Article VIII shall be deemed to be a reference to the equivalent rating by such substitute NRSRO

          (www) "Redemption Price" has the meaning set forth in Section 8.6.

          (xxx) "Rule 144A Securities" means securities which are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust.

          (yyy) "S&P"  means  Standard & Poor's,  a division of The  McGraw-Hill
     Companies, Inc., or its successors.

          (zzz) "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (aaaa) "Securities Depository" means The Depository Trust Company and its successors and assigns or the successor depository selected by the Fund as securities depository for the APS that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

          (bbbb) "Sell Order" and "Sell Orders" have the respective meanings specified in Section 8.9(a)(i)(C).

          (cccc) "Share Books" means the Share transfer books of the Fund maintained by the Preferred Shares Paying Agent with respect to the Preferred Shares.

          (dddd) "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than fourteen nor more than 364.


                                       31



          (eeee) "Short Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days (or 270 days for instruments rated at least Aaa for purposes of determining Moody's Eligible Assets):

          (i) commercial paper rated either F1 by Fitch or A-1 by S&P if such commercial paper matures in 30 days or P-1 by Moody's and either F1+ by Fitch or A-1+ by S&P if such commercial paper matures in over 30 days;

          (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

          (iii) overnight funds;

          (iv) U.S. Government Securities; and

          (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company if the certificates of deposit, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company that have (1) credit ratings on each Valuation Date of at least P-1 from Moody's and either F1+ from Fitch or A-1+ from S&P, in the case of commercial paper or certificates of deposit, and (2) credit ratings on each Valuation Date of at least Aa3 from Moody's and either AA- from Fitch or AA- from S&P, in the case of long-term unsecured debt obligations;
     provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Fund, all of the foregoing requirements shall be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's, Fitch and S&P shall be at least A2, A and A, respectively; and provided further, however, that the foregoing credit rating requirements shall be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the certificates of deposit, if any, of such depository institution or trust company are not rated on any Valuation Date below P-1 by Moody's, F1+ by Fitch or A-1+ by S&P and there is no long-term rating, and (3) the holding company shall meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Fund); and provided further, that the interest receivable by the Fund shall not be subject to any withholding or similar taxes.


                                       32



          (ffff) "Special Rate Period," with respect to shares of a series of APS, has the meaning specified in Section 8.4(c).

          (gggg) "Specific Redemption Provisions" means, with respect to a Special Dividend Period either, or both of (i) a period (a "Non-Call
     Period") determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend
     Period  shall not be  subject to  redemption  at the option of the Fund and
     (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Fund after consultation with the Auction Agent and the Broker-Dealers.

          (hhhh) "Structured Notes" means privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market (an "embedded index"), such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting bonds.

          (iiii) "Submission Deadline" means 1:30 P.M., New York city time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          (jjjj) "Submitted Bid" And "Submitted Bids" have the respective meanings specified in Section 8.9(c)(i).

          (kkkk) "Submitted Hold Order" and "Submitted Hold Orders" have the respective meanings specified in Section 8.9(c)(i).

          (llll) "Submitted Order" and "Submitted Orders" have the respective meanings specified in Section 8.9(c)(i).

          (mmmm) "Subsequent Rate Period," means, with respect to shares of a series of APS, the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next
     Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.


                                       33



          (nnnn) "Substitute Rating Agency" means a Rating Agency selected by the Fund to act as the substitute Rating Agency to determine the credit ratings of the APS.

          (oooo) "Treasury Bonds" means U.S. Treasury Bonds or notes.

          (pppp)  "U.S.  Treasury  Bill Rate" on any date means (i) the Interest
     Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal
     Reserve Bank of New York in its  Composite  3:30 P.M.  Quotations  for U.S.
     Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. For purposes of determining the "U.S. Treasury Bill Rate" the "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such ate, obtained from at least three recognized primary U. S. Government securities dealers selected by the Auction Agent.

          (qqqq) "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively treaded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 P.M. Quotations for
     U. S Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. For purposes of determining the U.S. Treasury Note rate, the "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S.
     Government securities dealers selected by the Auction Agent.

          (rrrr) "U.S. Treasury Securities" means obligations issued by the United States of America which are not zero coupon securities (other than Treasury bills), except that, for purposes of determining Eligible Assets, such obligations must be direct obligations of the United States Government
     (not including zero coupon securities).

          (ssss) "Valuation Date" means, for purposes of determining whether the Fund is maintaining the Preferred Shares Basic Maintenance Amount, the last
     Business Day of each week commencing with the Date of Original Issue or such other date as agreed to by the Rating Agency.

          (tttt)  "Winning  Bid  Rate"  has the  meaning  specified  in  Section
     8.9(c)(i)(C).


                                       34



         All references in these By-Laws to securities ratings by Standard &
Poor's or Moody's shall, unless otherwise indicated, include all securities within such rating categories (i.e. (+), (-) or without either modifier for Standard & Poor's or a numerical modifier for Moody's).

     Section 8.3.  Investment  Company Act  Preferred  Share Asset  Coverage and
Preferred Shares Basic Maintenance Amount Coverage.

          (a) The Fund shall maintain, as of the last Business Day of each month in which any APS are Outstanding, the Investment Company Act Preferred
     Share Asset Coverage.

          (b) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, Moody's Eligible Assets having an aggregate
     Discounted  Value  equal to or  greater  than the  Preferred  Shares  Basic
     Maintenance Amount (if Moody's is then rating the APS).

          (c) On or before 5:00 P.M.,  New York City time, on the third Business
     Day after a Valuation Date on which the Fund fails to satisfy the Preferred
     Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation
     Date, the Fund shall complete and deliver to the Independent Accountant and the Auction Agent a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full
     Preferred Shares Basic  Maintenance  Report.  The Fund shall also deliver a
     Preferred Shares Basic Maintenance Report to (i) the Auction Agent as of the last Valuation Date of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day) and (ii) the Independent
     Accountant as of the last Valuation Date of each calendar month (or, if such day is not a Business Day, the immediately prior Business Day), in each case on or before the third Business Day after such day. A failure by the Fund to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares
     Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

          (d) Within ten Business Days after the date of delivery of a Preferred
     Shares Basic  Maintenance  Report in accordance  with paragraph (c) of this
     Section 8.3 relating to each Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to Moody's (if Moody's is then rating the APS) and the Auction Agent (i) the mathematical accuracy of the calculations reflected in such Preferred Shares Basic Maintenance
     Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was prepared by the Fund during the quarter ending on such Annual Valuation Date), (ii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Fund correctly determined in accordance with these By-Laws the assets of the Fund which constitute Moody's Eligible Assets (if Moody's is then rating the APS),
     (iii) that, in such Preferred Shares Basic Maintenance Report (and in such randomly selected Preferred Shares Basic Maintenance Report), the Fund determined whether the Fund had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these By-Laws, Moody's Eligible Assets of an aggregate Discounted


                                       35



     Value at least equal to the Preferred Shares Basic Maintenance Amount, (iv) with respect to the S&P ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Report, that the Independent Accountant has requested that S&P verify such information with respect to a sample of portfolio securities the number of which is agreed upon by the Rating Agency and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the Moody's ratings on portfolio securities of the Fund, the issuer name, issue size and coupon rate, if any, listed in such Preferred Shares
     Basic Maintenance Report, that such information has been verified by Moody's (in the event such information is not verified by Moody's, the Independent Accountant will inquire of Moody's what such information is, and provide a listing in its letter of any differences) and (vi) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund's assets to the Fund for purposes of valuing securities in the Fund's portfolio, the Independent Accountant has traced the price used in such Preferred Shares Basic Maintenance Report to the bid or mean price listed in such Preferred Shares Basic Maintenance Report as provided to the Fund and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) (such confirmation is herein called the "Accountant's Confirmation").

          (e) Within ten Business Days after the date of delivery of a Preferred
     Shares Basic  Maintenance  Report in accordance  with paragraph (c) of this
     Section 8.3 relating to any Valuation Date on which the Fund failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to Moody's (if Moody's is then rating the APS) and the Auction Agent an Accountant's Confirmation as to such Preferred Shares Basic Maintenance Report.

          (f) If any Accountant's  Confirmation  delivered pursuant to paragraph
     (d) or (e) of this Section 8.3 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Moody's Eligible Assets (if Moody's is then rating the APS) of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the APS) and the Auction Agent promptly following receipt by the Fund of such Accountant's Confirmation.

          (g) On or before 5:00 p.m.,  New York City time, on the fifth Business
     Day after the Date of Original Issue of any APS, the Fund shall complete and deliver to Moody's (if Moody's is then rating the APS) a Preferred
     Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.


                                       36



          (h) On or before 5:00 p.m.,  New York City time, on the third Business
     Day after either (i) the Fund shall have redeemed Common Shares or (ii) on any Valuation Date, the Discounted Value of Moody's Eligible Assets is less than or equal to the Preferred Shares Basic Maintenance Amount, or (iii) whenever requested by Moody's, the Fund shall complete and deliver to Moody's (if Moody's is then rating the APS) a Preferred Shares Basic
     Maintenance Report as of the date of such event.

Section 8.4. Dividends.

          (a) General

               (i) Ranking. The shares of a series of the APS shall rank on a parity with each other, with shares of any other series of the APS and with shares of any other series of preferred shares that is not designated as junior to the APS as to the payment of dividends by the Fund.

               (ii) Cumulative Cash Dividends.  The Holders of any series of APS shall be entitled to receive, when, as and if declared by the Board of
          Trustees,  out of funds legally available  therefor in accordance with the Declaration of Trust, these By-Laws and applicable law, cumulative cash  dividends  at the  Applicable  Rate for  shares of such  series, determined as set forth in Section 8.4(b), and no more, payable on the
          Dividend   Payment  Dates  with  respect  to  shares  of  such  series determined  pursuant to paragraph (b) of this Section 8.4.  Holders of
          APS shall not be entitled to any  dividend,  whether  payable in cash, property or shares, in excess of full cumulative dividends,  as herein provided,  on APS. No  interest,  or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on APS which  may be in  arrears,  and,  except  to the  extent  set forth in
          Section  8.4(b)(ii),  no  additional  sum of money shall be payable in respect of any such arrearage.

               (iii) Dividends Cumulative From Date of Original Issue. Dividends on any series of APS shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

               (iv)  Dividend  Payment  Dates and  Adjustment  Thereof.  (A) The
          Dividend  Payment  Dates with  respect the APS,  for the Initial  Rate
          Period, shall be on as set forth in the following table:




                                       37



--------------------------------------------------------------------------------
         Series                                   Dividend Payment Date
--------------------------------------------------------------------------------
Series M
--------------------------------------------------------------------------------
Series T
--------------------------------------------------------------------------------
Series W
--------------------------------------------------------------------------------
Series TH
--------------------------------------------------------------------------------
Series F
--------------------------------------------------------------------------------

     (B) The Dividend Payment Date for any Subsequent Rate Period shall be (i) with respect to any Dividend Period of seven days and any Short Term Dividend
Period of 35 or fewer days, on the Business Day next succeeding the last day of such Subsequent Rate Period, and (ii) with respect to any Short Term Dividend
Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term
Dividend Period or Long Term Dividend Period and on the Business Day next succeeding the last day of such Subsequent Rate Period (each such date referred to in clause (i) or (ii) being herein referred to as a Normal Dividend Payment
Date"), except that if such Normal Dividend Payment Date is not a Business Day, then the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date; and

     (C) Notwithstanding the forgoing, the Fund in its discretion may establish the Dividend Payment Dates other than as provided in Section 8.4(a)(iv) in respect of any Special Rate Period of shares of a series of APS consisting of more than seven Rate Period days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate
Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend
Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof.

     (D) The Dividend Payment Dates for any series of APS subsequently established by the Fund shall be as set forth in resolutions of the Board of Trustees establishing such series.

     (b) Dividend Rates and Calculation of Dividends.

          (i) Dividend Rates. The dividend rate on the APS during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth below:


                                       38



              ---------------------------------- ---------------------------
                           Series                      Dividend Rate
              ---------------------------------- ---------------------------
              Series M
              ---------------------------------- ---------------------------
              Series T
              ---------------------------------- ---------------------------
              Series W
              ---------------------------------- ---------------------------
              Series TH
              ---------------------------------- ---------------------------
              Series F
              ---------------------------------- ---------------------------

The initial dividend rate on any series of APS subsequently established by the Fund shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series.

               (ii) For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date immediately preceding such Subsequent Rate
          Period; provided, however, that if:

          (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Applicable Rate for shares of such series on the Auction Date therefor;

          (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof, but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with Section 8.4(b)(iv) and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of
     (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend
     Period of the shares of such series,  an amount computed by multiplying (X)
     300% of the `AA'  Financial  Composite  Commercial  Paper Rate for the Rate
     Period during which such Failure to Deposit occurs on the Dividend  Payment
     Date for such Dividend Period by (Y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with Section 8.4(b)(iv) (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if


                                       39



     any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to Section 8.6(c), an amount computed by multiplying (x) 300% of the `AA' Financial Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with Section 8.4(b)(iv)
     (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation
     Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent
     Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Applicable Rate for shares of such series on the Auction Date for such Subsequent Rate Period; and

          (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof, and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with Section 8.4(b)(iv) or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate
     Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with Section 8.4(b)(iv) and (2) the Fund pays the applicable
     Late Charge to the Auction  Agent (the  condition  set forth in this clause
     (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00
     Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Non-Payment Period Rate for shares of such series on the Auction Date for such Subsequent Rate Period.

               (iii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend
          Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of seven Rate Period days or is a Short
          Term Dividend Period and 360 for any Long Term Dividend Period, and applying the rate obtained against $25,000. The amount so obtained shall be rounded to the nearest cent.

               (iv) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in Section 8.4(b)(ii), the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption
          Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to Section 8.6(c);
          provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of APS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.


                                       40



               (v) Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of APS, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

               (vi) Auction Agent as Trustee of Dividend Payments by Trust. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in Section 8.4(a)(vi). Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

               (vii) Dividends Paid to Holders. Each dividend on APS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

               (viii) Dividends Credited Against Earliest Accumulated but Unpaid
          Dividends. Any dividend payment made on APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular
          Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

          (c) Designation of Special Rate Periods.

               (i) The Fund,  at its option and to the extent  permitted by law, by  telephonic  and written  notice (a "Request  for Special  Dividend
          Period") to the Auction Agent and to each  Broker-Dealer,  may request that the next succeeding Dividend Period for any series of APS will be a number of days (other than seven days)  evenly  divisible  by seven, and not fewer than  fourteen  nor more than 364 in the case of a Short
          Term  Dividend  Period or one whole year or more but not greater  than five years in the case of a Long Term  Dividend  Period,  specified in such notice, provided that the Fund may not give a Request for Special
          Dividend  Period (and any such request will be null and void)  unless, for any  Auction  occurring  after  the  initial  Auction,  Sufficient
          Clearing Bids were made in the last occurring  Auction and unless full cumulative  dividends and any amounts due with respect to  redemptions have been paid in full,  and  provided  further  that the Fund may not request a Special  Dividend Period that is a Long Term Dividend Period unless the Fund shall have received written  confirmation from Moody's
          (or any  Substitute  Rating  Agency)  that the Fund's  election of the proposed  Long Term  Dividend  Period would not impair the rating then
          assigned  by  Moody's  (or  any  Substitute   Rating  Agency)  of  the
          applicable series of APS. Such Request for Special Dividend Period, in


                                       41


          the case of a Short Term Dividend  Period,  shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction  Date for the APS of that  series  and, in the case of a
          Long Term  Dividend  Period,  shall be given on or prior to the second
          Business  Day but not more than 28 days prior to an  Auction  Date for the APS of that  series.  Upon  receiving  such  Request  for  Special
          Dividend  Period,  the  Broker-Dealers  jointly  shall  determine  the
          Optional  Redemption  Price  of the APS of  that  series  during  such
          Special  Dividend  Period and the Specific  Redemption  Provisions and
          shall  give  the  Fund  and  the  Auction  Agent  written   notice  (a
          "Response") of such determination by no later than the second Business
          Day prior to such  Auction  date.  In making such  determination,  the
          Broker-Dealers  will  consider (i) existing  short-term  and long-term market rates and indices of such short-term and long-term rates,  (ii)
          existing  market  supply  and  demand  for  short-term  and  long-term securities,  (iii)  existing yield curves for short-term and long-term
          securities   comparable  to  the  APS,  (iv)  industry  and  financial
          conditions which may affect the APS of that series, (v) the investment objectives  of the Fund and (vi) the  Dividend  Periods  and  dividend rates at which  current and  potential  beneficial  holders of the APS would remain or become beneficial holders.

               (ii) After  providing the Request for Special  Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second  Business Day prior to such Auction  Date, may give a notice (a  "Notice  of  Special  Dividend  Period")  to the
          Auction Agent, the Securities  Depository,  each Broker-Dealer and the
          Rating  Agency  which  notice will specify the duration of the Special
          Dividend  Period.  The Fund will not give a Notice of Special Dividend
          Period  and,  if such  Notice of  Special  Dividend  Period  was given already,  will give telephonic and written notice of its revocation (a
          "Notice of Revocation") to the Auction Agent, each Broker-Dealer,  the
          Securities  Depository  and  the  Rating  Agency  on or  prior  to the
          Business  Day prior to the  relevant  Auction  Date if (x)  either the
          Investment   Company  Act  Preferred  Shares  Asset  Coverage  or  the
          Preferred Shares Basic Maintenance Amount is not satisfied, on each of the two Business Days immediately  preceding the Business Day prior to the relevant  Auction Date or (y) sufficient  funds for the payment of dividends payable on the immediately  succeeding Dividend Payment Date have not been  irrevocably  deposited  with the  Auction  Agent by the


                                       42



          close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Special Dividend Period to the Rating
          Agency.  If the Fund is  prohibited  from  giving a Notice of  Special
          Dividend Period as a result of the factors enumerated in clause (x) or
          (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend
          Period for that series of APS will be a seven day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a seven day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient
          Clearing Bids have been made in an Auction with respect to a seven day
          Dividend Period.

          (d) Restrictions on Dividends.

               (i) Dividends on Shares Other Than the APS. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of the APS through its most recent
          Dividend Payment Date. When dividends are not paid in full upon the shares of each series of the APS through its most recent Dividend
          Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with APS shall be declared pro rata so that the amount of dividends declared per share on APS and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the Fund and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared per share of APS shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

               (ii)  Dividends  and Other  Distributions  with Respect to Common
          Shares Under the Investment Company Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase
          Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the Investment Company Act) of at least 200%
          (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are shares or stock of a closed- end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

                    (iii)   Other    Restrictions   on   Dividends   and   Other
               Distributions. For so long as any APS are outstanding, and except as set forth in Section 8.4(d) and Section  8.6(b),  (A) the Fund shall not  declare,  pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options,  warrants or rights to subscribe for or purchase,  Common Shares or other shares,  if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking  junior to or on a parity with the APS as to the payment of  dividends or the  distribution  of assets  upon  dissolution,  liquidation  or winding up, or call for redemption, redeem, purchase or otherwise acquire  for  consideration  any Common  Shares or any other such junior shares  (except by conversion  into or exchange for shares of the  Fund  ranking  junior  to the  APS as to the  payment  of dividends  and  the  distribution  of  assets  upon  dissolution, liquidation  or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the


                                       43



               distribution of assets upon  dissolution,  liquidation or winding
               up),  unless  (i) full  cumulative  dividends  on  shares of each series of APS through its most  recently  ended  Dividend  Period shall have been paid or shall have been  declared and  sufficient funds for the payment  thereof  deposited  with the Auction Agent and (ii) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption  pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or  distribution  paid in shares of, or in  options,  warrants or rights  to  subscribe  for or  purchase,  Common  Shares or other shares,  if  any,  ranking  junior  to APS as to the  payment  of dividends  and  the  distribution  of  assets  upon  dissolution, liquidation  or winding  up) in  respect of Common  Shares or any other shares of the Fund ranking  junior to APS as to the payment of  dividends  or the  distribution  of assets upon  dissolution, liquidation  or  winding  up,  or call  for  redemption,  redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior  shares  (except by  conversion  into or exchange for shares of the Fund  ranking  junior to APS as to the
               payment  of  dividends  and  the   distribution  of  assets  upon
               dissolution, liquidation or winding up), unless immediately after such  transaction the Discounted Value of Moody's Eligible Assets
               (if  Moody's is then  rating  the APS)  would at least  equal the
               Preferred Shares Basic Maintenance Amount.

          Section 8.5. Liquidation Rights.

          (a) The shares of a series of APS shall rank on a parity with each other, with shares of any other series of preferred shares not designated as junior to the APS and with shares of any other series of APS as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Upon the liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, Holders shall be entitled to receive, out of the assets of the Fund available for distribution to Shareholders after satisfying claims of creditors but before any payment or distribution to the holders of the Common Shares or on any other class of Shares ranking junior to the shares of each series of APS upon liquidation, a liquidation distribution in the amount of $25,000 per share of each series of APS plus an amount equal to accumulated and


                                       44



     unpaid dividends on each shares of such series (whether or not earned or declared) to the date of such distribution. Unless and until payment in full has been made to the Holders of the liquidation distributions to which they are entitled as provided in this Section 8.5, no dividends or distributions will be made to holders of the Common Shares or any other
     Shares junior to or on parity with the APS on liquidation, and no purchase, redemption or other acquisition for any consideration by the Fund will be made in respect of the Common Shares or any other Shares ranking junior to or on parity with the APS upon liquidation. After the payment to Holders of the full amount of the liquidation distributions to which they are entitled pursuant to the first sentence of this Section 8.5(a), Holders (in their capacity as such Holders) shall have no right or claim to any of the remaining assets of the Fund.

          (b) Neither the sale, lease or exchange (for cash, stock, securities or other consideration) of all or substantially all of the property and assets of the Fund, nor the merger or consolidation of the Fund into or with any other corporation, association, trust or other organization, nor the merger or consolidation of any other corporation, association, trust or other organization into or with the Fund, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 8.5.

          (c) If the assets of the Fund available for distribution to the Holders upon the dissolution, liquidation or winding up of the Fund, whether voluntary or involuntary, shall be insufficient to pay the full amount of the liquidation distributions to which the Holders are entitled pursuant to Section 8.5(a) above, then such assets shall be distributed among the Holders, together with the holders of any other class or series of preferred shares ranking on parity with the APS, ratably in proportion to the full amount of distribution to which each Holder would have been entitled under such Section 8.5(a).

          Section 8.6. Redemption.

         The shares of each series of APS shall be redeemable by the Fund as provided below:

               (a) Optional Redemption.

                    (i) Except to the extent  prohibited by Massachusetts law or the Investment Company Act, the Fund, at its option, may without the consent of the Holders of the APS, redeem APS, in whole or in part, on the Business Day after the last day of a Dividend Period upon not less than 15 calendar days' and not more than 40 calendar days' prior notice; provided that no share of APS may be redeemed at the option of the Trust during (A) the Initial
               Dividend Period with respect to a series of shares or (B) a Non-Call Period to which such share is subject. Except with respect to a Call Premium Period, the optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption.

                    (ii) If fewer than all of the outstanding shares of a series of APS are to be redeemed  pursuant to  subparagraph  (i) of this
               Section 8.6(a), the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.


                                       45



                    (iii) The Fund may not on any date mail a Notice of Redemption pursuant to Section 8.6(c) in respect of a redemption contemplated to be effected pursuant to this Section 8.6(a) unless on such date (A) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of APS by reason of the redemption of such shares on such redemption date, and (B) the Discounted Value of Moody's Eligible Assets (if
               Moody's  is then  rating the APS) at least  equals the  Preferred
               Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.
               For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Preferred Shares Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible
               Assets shall be  determined  by  reference to the first  Exposure
               Period longer than the Exposure Period then applicable to the Fund.

               (b) Mandatory Redemption.  The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of  Trustees  for  redemption,  certain of the
          APS,  if the  Fund  fails  to  have  Moody's  Eligible  Assets  with a
          Discounted  Value greater than or equal to the Preferred  Shares Basic
          Maintenance  Amount or fails to maintain  the  Investment  Company Act
          Preferred Share Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the APS, and such failure is not cured on or before the  Preferred  Shares Basic  Maintenance  Cure
          Date or the Investment  Company Act Cure Date, as the case may be. The number of APS to be  redeemed  shall be equal to the lesser of (i) the minimum  number  of APS,  together  with all  other  preferred  shares subject to  redemption or  retirement,  the  redemption  of which,  if deemed to have occurred  immediately  prior to the opening of business on the Cure Date,  would have  resulted in the Fund's  having  Moody's
          Eligible  Assets with a Discounted  Value greater than or equal of the
          Preferred   Shares  Basic   Maintenance   Amount  or  maintaining  the
          Investment  Company Act Preferred  Shares Asset Coverage,  as the case may be, on such Cure Date (provided, however, that if there is no such minimum  number of APS and other  preferred  shares the  redemption or retirement  of which  would  have had such  result,  all APS and other preferred  shares then  outstanding  shall be redeemed),  and (ii) the


                                       46



          maximum number of APS, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Declaration of Trust and applicable law. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the requirement of the Fund's having Moody's Eligible Assets with a Discounted Value greater than or equal the Preferred Shares Basic
          Maintenance Amount or the Investment Company Act Preferred Share Asset
          Coverage, as the case may be, pro rata among APS and other preferred shares (and, then, pro rata among each series of APS) subject to redemption or retirement; provided that, shares of APS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and
          (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call
          Period. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of the APS and other preferred shares which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to this paragraph (b), the shares of such series to be redeemed shall be selected by lot or such other method that the Fund deems fair and equitable.

               (c) Notice of Redemption. If the Fund shall determine or be required to redeem shares of a series of APS pursuant to paragraph (a) or (b) of this Section 8.6, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the record books of the Fund on the record date established by the Board of Trustees and to the Auction Agent. Such Notice of Redemption shall be so mailed not less than 15 nor more than 40 days prior to the date fixed for redemption.
          Each such Notice of Redemption  shall state:  (i) the redemption date;
          (ii) the number of APS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price;
          (v) the  place or  places  where the  certificate(s)  for such  shares
          (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; (vii) that the Holders of any shares of a series of APS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 8.6 under which such redemption is made. If fewer than all shares of a series of APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The
          Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section
          8.6 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

               (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 8.6, if any dividends on shares of a series of APS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.


                                       47



               (e) Absence of Funds Available for Redemption. To the extent that any  redemption  for which Notice of Redemption has been mailed is not made by reason of the absence of legally  available  funds therefor in accordance  with the  Declaration  of Trust or  applicable  law,  such redemption  shall be made as soon as  practicable  to the extent  such funds become available. Failure to redeem APS shall be deemed to exist at any time after the date  specified  for  redemption  in a Notice of
          Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the  Redemption  Price with respect to any shares for which  such  Notice of  Redemption  has been mailed;  provided,  however, that the foregoing shall not apply in the case of the Fund's  failure to deposit in trust with the Auction Agent the  Redemption  Price with respect to any shares where (1) the Notice
          of  Redemption   relating  to  such  redemption   provided  that  such
          redemption was subject to one or more conditions precedent and (2) any such condition  precedent shall not have been satisfied at the time or times  and in the  manner  specified  in such  Notice  of  Redemption.
          Notwithstanding  the fact that the Fund may not have  redeemed APS for which a  Notice  of  Redemption  has  been  mailed,  dividends  may be declared  and paid on APS and  shall  include  those  APS for  which a
          Notice of Redemption has been mailed.

               (f) Auction Agent as Trustee of Redemption  Payments by the Fund.
          All moneys  paid to the Auction  Agent for  payment of the  Redemption
          Price of APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

               (g) Shares for Which Notice of  Redemption  Has Been Given Are No
          Longer  Outstanding.  Provided a Notice of Redemption  has been mailed pursuant to Section  8.6(c),  upon the deposit with the Auction  Agent
          (on the  Business  Day next  preceding  the date fixed for  redemption thereby,  in funds  available on the next  Business Day in The City of
          New York, New York) of funds sufficient to redeem the APS that are the subject  of such  notice,  dividends  on such  shares  shall  cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for  redemption  shall cease and  terminate,  except the right of such
          Holders to receive the Redemption  Price,  but without any interest or other additional amount, except as provided in Section 8.4(b)(ii). The
          Auction  Agent  shall pay the  Redemption  Price to the Holders of APS subject to  redemption  upon  surrender  of the  certificates  for the shares  (properly  endorsed or assigned for transfer,  if the Board of
          Trustees shall so require and the Notice of Redemption shall so state)
          to be redeemed in  accordance  with the Notice of  Redemption.  In the case  that  fewer  than  all of the  shares  represented  by any  such
          certificate  are  redeemed,   a  new  certificate   shall  be  issued,
          representing  the  unredeemed  shares,  without  cost  to  the  Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption,  any cash deposited with the Auction Agent in excess of (i) the aggregate  Redemption  Price of the APS called for  redemption on such date and (ii) all other amounts to which  Holders of APS called for  redemption  may be entitled.  Any funds so deposited  that are unclaimed at the end of 90 days from such redemption  date shall,  to the extent  permitted by law, be repaid to the  Trust,  after  which  time  the  Holders  of  APS so  called  for redemption  may look only to the Fund for  payment  of the  Redemption
          Price and all other amounts to which they may be entitled.


                                       48



               (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 8.6, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable
          Massachusetts law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Massachusetts law.

               (i) Only Whole APS May be Redeemed. In the case of any redemption pursuant to this Section 8.6, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require
          redemption  of  a  fractional   share,  the  Auction  Agent  shall  be
          authorized to round up so that only whole shares are redeemed.

               (j) Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 8.6, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of the relevant series of APS, and (ii) the Fund receives written notice from Moody's (if Moody's is then rating the APS) that such modification would not impair the ratings assigned by Moody's to shares of APS.

          Section 8.7. Voting Rights.

               (a) General. Except as otherwise provided by law and as specified by this Section 8.7, the Holders of APS shall have equal voting rights with the holders of Common Shares and shall be entitled to one vote for each share of a series of APS on each matter submitted to a vote of the Shareholders of the Fund. For purposes of determining any right of the Holders to vote on any matter, whether such right is created by the Declaration of Trust or these By-Laws, or otherwise, no Holder shall be entitled to vote and no Share of a series of APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of Shares required to constitute a quorum, if prior to or concurrently with the time of determination of Shares entitled to vote or Shares deemed outstanding for quorum purposes, as the case may be, sufficient funds for the redemption of such APS have been deposited in trust with the Preferred Shares Paying Agent for that purpose and the requisite Notice of Redemption with respect to such APS shall have been given as provided in Section 8.6(c) above.

               (b) Holders of APS to Vote on Certain Other Matters.

                    (i) So long as any APS are outstanding,  the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the APS outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of APS (except that, notwithstanding the foregoing, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of APS or classes or series of other preferred shares ranking on a parity with APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, if the Fund obtains written confirmation from Moody's (if Moody's is then rating the APS) or any Substitute Rating Agency (if any such Substitute Rating
               Agency is then rating the APS) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the APS and the Fund continues to comply with Section
               13 of the  Investment  Company  Act, the  Investment  Company Act


                                       49


               Preferred  Share Asset  Coverage and the  Preferred  Shares Basic
               Maintenance Amount  requirements);  or (b) amend, alter or repeal the  provisions  of the  Declaration  of  Trust  or the  By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any preference,  right or power of such APS or the Holders
               thereof;  provided,   however,  that  (i)  none  of  the  actions
               permitted by the  exception to (a) above will be deemed to affect such preferences,  rights or powers,  (ii) a division of APS will be deemed to affect  such  preferences,  rights or powers only if the terms of such  division  adversely  affect the Holders of APS and (iii) the authorization,  creation and issuance of classes or series of shares  ranking  junior to the APS with  respect to the
               payment  of  dividends  and  the   distribution  of  assets  upon
               dissolution,  liquidation  or  winding  up of the  affairs of the
               Fund, will be deemed to affect such preferences, rights or powers only if Moody's is then rating the APS and such  issuance  would, at the time thereof, cause the Fund not to satisfy the Investment
               Company  Act  Preferred  Share Asset  Coverage  or the  Preferred
               Shares Basic Maintenance Amount. So long as any shares of the APS are outstanding, the Fund shall not, without the affirmative vote or  consent  of the  Holders  of at  least  66  2/3%  of the  APS outstanding at the time, in person or by proxy, either in writing or at a meeting,  voting as a separate  class,  file a  voluntary application  for  relief  under  Federal  bankruptcy  law  or any similar  application  under  state law for so long as the Fund is solvent and does not foresee  becoming  insolvent.  If any action set forth above would adversely  affect the rights of one or more series (the "Affected  Series") of APS in a manner different from any other  series  of APS,  the Fund  will not  approve  any such action without the affirmative  vote or consent of the Holders of at least a majority  of the shares of each such  Affected  Series outstanding at the time, in person or by proxy, either in writing or at a meeting (each such  Affected  Series voting as a separate class).

                    (ii) Unless a higher percentage is provided for in the Declaration of Trust, (A) the affirmative vote of the Holders of at least a majority of the APS outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company, (B) the affirmative vote of the Holders of at least a majority of the APS outstanding at the time, voting as a separate class, shall be required to amend the provisions of the Declaration of Trust, which provides for the classification of the Board of Trustees into three classes, and (C) the affirmative vote of the Holders of a "majority of the outstanding APS," voting as a separate class, shall be required to approve any plan of reorganization
               (as such term is used in the Investment Company Act) adversely affecting such shares. The affirmative vote of the holders of a "majority of the outstanding APS," voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 8.7(b)(ii) requiring a vote of


                                       50


               security   holders  of  the  Fund  under  section  13(a)  of  the
               Investment Company Act. For purposes of the foregoing,  "majority of the  outstanding  APS"  means  (i) 67% or more of such  shares present  at a  meeting,  if the  Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50%
               of such shares, whichever is less. In the event a vote of Holders of APS is required pursuant to the provisions of section 13(a) of the  Investment  Company Act, the Fund shall,  not later than ten
               Business  Days  prior  to the date on  which  such  vote is to be taken,  notify  Moody's  (if Moody's is then rating the APS) that such  vote is to be  taken  and the  nature  of the  action  with respect to which such vote is to be taken.  The Fund  shall,  not later than ten Business Days after the date on which such vote is taken,  notify Moody's (if Moody's is then rating the APS) of the results of such vote.

               (c)  Election  of  Trustees;  Right  to Elect  Majority  of Board
               Trustees.

                    (i) The Holders of the APS and any other class of APS of the
               Fund that may be outstanding from time to time, voting separately as a single class,  shall be entitled to elect two members of the
               Board of Trustees,  and the holders of the Common Shares,  voting separately  as a single  class,  shall be  entitled  to elect the remaining  members  of the  Board of  Trustees.  If at any  time, however, dividends on any of the APS shall be unpaid in an amount equal to two full  years'  dividends  (whether  or not  earned or declared)  or the  Holders of  Preferred  Shares,  including  the
               Auction  Preferred  Shares  are  otherwise   entitled  under  the
               Investment Company Act to elect a majority of the Trustees,  then the number of Trustees  constituting  the Board of Trustees shall automatically be increased by the smallest number such that, when added to the number of Trustees  then  constituting  the Board of
               Trustees,  the  incumbent  Trustees  then  elected  solely by the
               Holders of the APS plus such additional Trustees shall constitute a majority of such increased number of Trustees; and at a special meeting  of  Shareholders,  which  shall  be  called  and held as provided in Section  8.7(d),  and at all  subsequent  meetings at which  Trustees  are to be  elected,  the  Holders of the APS and holders  of any  other  class  of  preferred  shares  of the Fund ranking  on  parity  with  the  APS,  by  majority  vote,  voting


                                       51



               separately as a single class (to the exclusion of the holders of all other series and classes of Shares of the Fund ranking junior to the APS), shall be entitled to elect such smallest number of additional Trustees of the Fund who will constitute a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election shall continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding APS for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Trustees elected by the Holders of the APS and holders of any other class of preferred shares of the Fund ranking on parity with the APS (but not the terms of the two incumbent Trustees elected by the Holders of the APS and the remaining incumbent Trustees elected by the Common Shares) shall terminate automatically, subject to the revesting of the rights of the Holders of the APS as provided in the second sentence of this paragraph in the event of any subsequent arrearage in the payment of two full years' dividends on the APS

                    (ii) Any  vacancy in the office of any  Trustees  elected by the  Holders of the APS may be filled by the  remaining  Trustees
               (or Trustee) so elected or, if not so filled, by the Holders of the APS and any other class of preferred shares of the Fund ranking on parity with the APS, voting separately as a single class, at any meeting of Shareholders for the election of Trustees held thereafter. Any vacancy in the office of any Trustees elected by the holders of the Common Shares may be filled by the remaining Trustees (or Trustee) so elected or, if not so filled, by the Holders of the Common Shares, voting separately as a single class, at any meeting of Shareholders for the election of Trustees held thereafter. Unless as otherwise provided in the Declaration of Trust, a Trustee elected by the Holders of the APS and any other class of preferred shares of the Fund ranking on parity with the APS may be removed with or without cause, but only by action taken by the Holders of at least a majority of the outstanding APS and any other class of preferred shares of the Fund ranking on parity with the APS.
               Unless as otherwise provided in the Declaration of Trust, a Trustee elected by the holders of the Common Shares may be removed but only for cause by action taken by the holders of at least 75% of the outstanding Common Shares; provided, however, that if such termination is recommended by two-thirds of the total number of Trustees then in office elected by the holders of the Common Shares, the vote of the holders of at least a majority of the Common Shares then outstanding shall be sufficient authorization.

               (d) Voting Procedures.

         As soon as practicable after the accrual of any right of the Holders to elect Trustees at a special meeting of Shareholders as described in Section
8.7(c), the Fund shall notify the Auction Agent and the Auction Agent shall call or cause to be called such special meeting by mailing or causing to be mailed a notice of such special meeting to the Holders upon not less than 10 nor more than 45 days prior to the date fixed for the meeting. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such special meeting, it may be called by any Holder on like notice.

         The record date for determining the Holders entitled to notice of and to vote at such meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed.

         The Holders of a majority of the APS then outstanding, present in person or by proxy, will constitute a quorum for the election of additional
Trustees. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the Holders present in person or by proxy shall have the power to adjourn the meeting for the election of additional Trustees without notice, other than an announcement at the meeting, until a quorum is present, and, subject to Section 8.7(b), to take any other action as shall properly come before such meeting.


                                       52



         If the right to elect additional Trustees shall have terminated as provided in Section 8.7(c) after the notice of a special meeting provided for in this Section 8.7(d) has been given but before the special meeting shall have been held, the Fund shall, as soon as practicable after such termination, mail or cause to be mailed to the Holders a notice of cancellation of such special meeting.

          (e) Board May Take Certain Actions Without Shareholder  Approval.  The
     Board of Trustees,  without the vote or consent of the  shareholders of the
     Fund,  may  from  time to time  amend,  alter or  repeal  any or all of the definitions  of the terms listed below,  and any provision of these By-Laws viewed by  Moody's as a  predicate  for any such  definition,  and any such
     amendment,   alteration  or  repeal  will  not  be  deemed  to  affect  the preferences,  rights  or powers of APS or the  Holders  thereof;  provided, however,  that the Board of Trustees  receives  written  confirmation  from
     Moody's (such  confirmation being required to be obtained only in the event
     Moody's is rating the APS) that any such  amendment,  alteration  or repeal would not impair the ratings then assigned by Moody's to the APS:

         Accountant's Confirmation                                Maximum Applicable Rate
         Annual Valuation Date                                    Moody's Discount Factor
         Business Day                                             Moody's Eligible Assets
         Closing Transaction                                      Moody's Hedging Transaction
         Commercial Paper Dealer                                  Moody's Industry Classifications
         Deposit Securities                                       Preferred Shares Basic Maintenance Amount
         Discount Factor                                          Preferred Shares Basic Maintenance Cure Date
         Discounted Value                                         Preferred Shares Basic Maintenance Report
         Eligible Assets                                          Pricing Service
         Exposure Period                                          Rating Agency
         Failure to Deposit                                       Reference Rate Response
         Independent Accountant                                   Short Term Money Market Instruments
         Investment Company Act Cure Date                         Specific Redemption Provisions
         Investment Company Act Preferred Asset Coverage          Structured Notes
         Market Value                                             Treasury Bonds
                                                                  Valuation Date


          (f) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

          (g) No Preemptive Rights Or Cumulative Voting. The Holders of APS shall have no preemptive rights or rights to cumulative voting.

          (h) Voting For Trustees Sole Remedy For Fund's Failure To Pay Dividends. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 8.7.

     Section 8.8. Other Restrictions.

     (a) The Trustees may from time to time in their sole discretion impose restrictions on certain investment practices of the Fund in order to comply with guidelines established by Moody's or any other Rating Agency that may be rating the Fund's APS at the time.

     (b) For so long as any APS are rated by Moody's, the Fund will not, without the prior consent of Moody's:

          (i) issue senior securities representing indebtedness as defined under the Investment Company Act;

          (ii) merge or consolidate into or with any other fund;

          (iii) engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in interest rate swaps, caps and floors, if; (1) the unsecured senior debt or claims paying ability of the counterparty to the swap, cap or floor is rated Aa3 or better by Moody's or A/A-1 or better by S&P and; (2) the swap, collar or floor is marked-to-market daily by the counterparty; (3) a swap, collar or floor that is "in the money" is valued at 95% of the accrued net excess of the Fund's entitlements over its obligations for purposes of calculating the Investment Company Act Preferred Shares Asset Coverage; (4) 100% of any accrued net excess of the Fund's obligations over it entitlements with respect to a swap, cap or floor that has not been defeased through the segregation of liquid assets on the Fund's books and records is included as a liability of the Fund for the purposes of calculating the Preferred Share Basic Maintenance Amount; (5) the swap, cap or floor notional amount does not exceed the liquidation preference of the Outstanding Preferred Shares and (6) the Fund intends to terminate the swap, cap or floor if the Fund fails to maintain the Investment Company Preferred Shares Asset Coverage on the last Business Day of any two consecutive months.

          (iv) buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the APS by Moody's, except that the Fund may purchase or sell exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded call options on such financial futures contracts, any index approved by Moody's or Treasury Bonds (collectively "Moody's Hedging Transactions"), subject to the following limitations:

     (A) the Fund will not engage in any Moody's Hedging Transaction based on any index approved by Moody's (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions")) that would cause the Fund at the time of such transaction to own or have sold:

     (1) outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or

     (2) outstanding financial futures contracts based on any index approved by Moody's having a Market Value exceeding 50% of the Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

     (B) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:

     (1) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S & P); or

     (2) outstanding financial futures contracts based on Treasury Bonds with such contracts having an aggregate Market Value exceeding 80% of the aggregate Market Value of all portfolio securities of the Fund constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P);

     (3) for purposes of the foregoing clauses (1) and (2), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund;

     (C) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on any index approved by Moody's if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Moody's and the Fund;

     (D) the Fund may engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

     (E) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

     (F) the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction shall not for these purposes be considered a leveraged position or speculative so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objectives and policies, in a security that is not an option or futures transaction, and (B) will not write any call options or sell any financial futures contracts for the purposes of hedging the anticipated purchase of an asset prior to completion of such purchase; and

     (G) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

Section 8.9. Auction Procedures.

     (a) Orders.

          (i) Prior to the Submission Deadline on each Auction Date for shares of a series of APS:

     (A) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

          (1) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

          (2) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

          (3) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series; and

     (B) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     (C) For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (A)(1), (A)(2), (A)(3) or
(B) of this Section 8.9(a)(i) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (A)(1) of this Section 8.9(a)(i) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (A)(2) or (B) of this Section 8.9(a)(i) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (A)(3) of this Section 8.9(a)(i) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (D) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

          (1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

          (2) such number or a lesser number of Outstanding shares of such series to be determined as set forth in Section 8.9(d)(i)(A)(4) if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

          (3) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum
Applicable Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in
Section 8.9(d)(i)(A)(4) if the rate specified therein shall be higher than the Maximum Applicable Rate for shares of such series and Sufficient
Clearing Bids for shares of such series do not exist.

          (E) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

               (1) the number of Outstanding shares of such series specified in uch Sell Order; or

               (2) such number or a lesser number of Outstanding shares of such series as set forth in Section 8.9(d)(i)(B)(3) if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of APS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (iii) of Section 8.9(b) if (X) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 8.9(f) or (Y) such Broker-Dealer has informed the Auction Agent pursuant to the terms of
its  Broker-Dealer   Agreement  that,   according  to  such Broker-Dealer's
records, such Broker Dealer believes it is not the Existing Holder of such shares.

     (F) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

          (1) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

          (2) such number or a lesser number of Outstanding shares of such series as set forth in Section 8.9(d)(i)(A)(5) if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

               (ii) No Order for any number of APS other than whole shares shall be valid.

      (b) Submission of Orders by Broker-Dealers to Auction Agent.

               (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for APS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial
          Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

     (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

     (B) the aggregate number of shares of such series that are the subject of such Order;

     (C) to the extent that such Bidder is an Existing Holder of shares of such series:

          (1) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

          (2) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

          (3) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

     (D) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

          (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (iii) If an Order or Orders covering all of the outstanding APS of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 91 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (iv) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding APS of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

     (A) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

     (B)

          (1) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (A) above;

          (2) subject to subclause (1), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

     (3) subject to subclauses (1) and (2), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess;

     (4) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (B) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

     (C) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (A) above and valid Bids referred to in clause (B) above.

          (v) If more than one Bid for one or more shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     (c) Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Rate.

          (i) Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

     (A) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

     (B) from the Submitted Orders for shares of such series whether:

          (1) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Applicable Rate for shares of such series exceeds or is equal to the sum of:

          (2) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Applicable Rate for shares of such series; and

          (3) the number of Outstanding shares of such series subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (2) and (3) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (1) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (C) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

          (1) (X) each such Submitted Bid of Existing Holders specifying such lowest rate and (Y) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

          (2) (X) each such Submitted Bid of Potential Holders specifying such lowest rate and (Y) all other such Submitted Bids of Potential Holders specifying lower rates were accepted would result in such Existing Holders described in Section 8.9(c(i)(B)(2) (1) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in Section 8.9(c(i)(B)(2), would equal not less than the Available APS of such series.

               (ii) Promptly after the Auction Agent has made the determinations pursuant to paragraph (i) of this Section 8.9(c), the Auction Agent shall advise the Fund of the Maximum Applicable Rate for shares of the series of APS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

          (A) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (B) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Applicable Rate for shares of such series; or

          (C) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Dividend Period shall be a Dividend Period of seven Rate Period Days and the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be the applicable "AA" Financial Composite Commercial Paper Rate on such Auction Date.

          (d) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

               (i) Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to Section 8.9(c)(i)(A), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (A) If Sufficient Clearing Bids for shares of a series of APS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of Section 8.9(d), Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

          (1) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

          (2) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

          (3) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

          (4) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding APS subject to all such Submitted Bids shall be greater than the number of APS ("remaining shares") in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in Sections 8.9(d)(i)(A) and (C), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold APS subject to such Submitted Bid, but only in an amount equal to the number of APS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

          (5) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of APS subject to Submitted Bids described in clauses (2) through (4) of this Section 8.9(i)(A) by a fraction, the numerator of which shall be the number of Outstanding APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

          (B) If Sufficient Clearing Bids for shares of a series of APS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of Section 8.9(d)(4), Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

          (1) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

          (2) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Applicable Rate for shares of such series shall be accepted; and

          (3) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Applicable Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (2) of this paragraph (B) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (C) If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

          (D) If, as a result of the procedures described in clause (4) or (5) of paragraph (A) or clause (3) of paragraph (B) of this Section 8.9(d)(i), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of APS of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole APS.

          (E) If,  as a result of the  procedures  described  in  clause  (5) of
     Section 8.9(d)(i)(A), any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate APS of such series for purchase among Potential Holders so that only whole shares of APS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing APS of such series on such Auction Date.

          (F) Based on the results of each Auction for shares of a series of APS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, APS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of APS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of APS that have been made in respect of Potential Holders' or Potential Beneficial Owners' submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (G) None of the Fund, the Adviser, nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver APS of any series or to pay for APS of any series sold or purchased pursuant to the Auction Procedures or otherwise.

          (e) Auction Agent.

         For so long as any APS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its Affiliates (which however may engage or have engaged in business transactions with the Fund or its Affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any APS are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of a series of APS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of APS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

          (f) Transfer of APS.

         Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Section 8.9 or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 8.9 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

          (g) Global Certificate.

         Prior to the commencement of a any period in which the holders of Preferred Shares are entitled to elect a majority of the Board of Trustees, (i) all of the shares of a series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of APS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

          (h) Force Majeure.

               (i) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Dividend Period shall be the Auction Rate determined on the previous Auction Date.

               (ii) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

          (A) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

          (B) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

          (C) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

          (i) Miscellaneous.

          The Board of Trustees may interpret the provisions of this Section 8.9 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not materially adversely affect the rights of Existing Holders of the Preferred Shares, and if such inconsistency, ambiguity or formal defect reflects an inaccurate provision hereof, the Board of Trustees may, in appropriate circumstances, amend this
     Section 8.9. An Existing Holder (A) may sell, transfer or otherwise dispose of Preferred Shares only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 8.9 or to or through a
     Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Existing Holder or its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer, and (B) shall have the ownership of the Preferred Shares held by it maintained in book-entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Existing Holder's beneficial ownership. Neither the Fund nor any affiliated person of the Fund (as defined under the Investment Company Act) shall submit any Order in any Auction. All of the Outstanding Preferred Shares shall be represented by one certificate registered in the name of the nominee of the Securities Depository. Each such certificate shall bear a legend substantially to the effect that transfer of the Shares represented by such certificate is subject to the restrictions specified in Section 8.9(f). Neither the Fund nor any of its agents, including, without limitation, the Auction Agent, shall have any liability with respect to the failure of a Potential Holder, Existing Holder or Agent Member to deliver, or to pay for, Preferred Shares sold or purchased in an Auction or otherwise.

                                   ARTICLE IX

                             Terms of Common Shares
                             ----------------------

     Section 9.1. Designation. A class of common shares of beneficial interest, without par value, is hereby designated "Common Shares" (the "Common Shares").

     Section 9.2. Common Shares.

     (i) The Common Shares shall rank junior to the Preferred Shares with respect to payment of dividends and distributions on liquidation or dissolution and shall have such other qualifications, limitations or restrictions as provided in the Declaration.

     (ii) Except as otherwise provided herein or by law and the Declaration, the holders of the Common Shares shall be entitled to one vote for each Share on each matter submitted to a vote of the Shareholders of the Trust. The holders of the Common Shares and the holders of the Preferred Shares shall vote together as a single class except as herein provided or to the extent otherwise required by the 1940 Act or the Declaration.

     (iii) After all accumulated and unpaid dividends upon all outstanding Preferred Shares for all previous dividend periods have been paid, and full dividends on all outstanding Preferred Shares for the then-current dividend period have been paid or declared and a sum sufficient for the payment thereof set apart therefore, then and not otherwise, dividends or other distributions may be declared upon and paid to the holders of the Common Shares, to the exclusion of the holders of the Preferred Shares.

     (iv) In the event of the dissolution, liquidation, or winding up of the Trust, whether voluntary or involuntary, after payment in full of the amounts, if any, required to be paid to the holders of the Preferred Shares, the holders of the Common Shares shall be entitled, to the exclusion of the holders of the Preferred Shares, to share ratably in all remaining assets of the Trust.

                                   ARTICLE X

                                   Fiscal Year
                                   -----------

     The fiscal year of the Trust and any Series thereof shall be established by resolution of the Trustees.


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



                                   ARTICLE XI

                                      Seal
                                      ----

         The Trustees may adopt a seal which shall be in such form and shall have such inscription thereon as the Trustees may from time to time prescribe but the absence of a seal shall not impair the validity or execution of any document.

                                  ARTICLE XII

                        Sufficiency And Waivers of Notice
                        ---------------------------------

         Whenever any notice whatever is required to be given by law, the Declaration of Trust or these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A notice shall be deemed to have been sent by mail, telegraph, cable, wireless, facsimile or electronic means for the purposes of these By-laws when it has been delivered to a representative of any entity holding itself out as capable of sending notice by such means with instructions that it be so sent.

                                  ARTICLE XIII

                                   Amendments
                                   ----------

         These By-laws, or any of them, may be altered, amended or repealed, or new By-laws may be adopted by a vote of a majority of the Trustees, provided, however, that no By-law may be amended, adopted or repealed by the Trustees if such amendment, adoption or repeal requires, pursuant to federal or state law, the Declaration of Trust or these By-laws, a vote of the Shareholders.






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